[LOGO] STANDISH FUNDS(R)

                              Standish Group of
                              Equity Asset Funds
Prospectus
----------------------------------------------------
March 31, 1999
                              Standish Equity Asset Fund

                              Standish Small Capitalization
                              Equity Asset Fund

                              Standish Small Capitalization Equity Fund II
                              (Service Class Shares)


                              The Securities and Exchange Commission
                              has not approved or disapproved these
                              securities or determined whether this
                              prospectus is accurate or complete. Any
                              statement to the contrary is a crime.

Contents
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                           Risk/Return Summary................................3
                             Who may want to invest...........................3
                             Mutual fund risks................................3
                             Equity Asset Fund................................4
                             Small Capitalization Equity Asset Fund...........6
                             Small Capitalization Equity Fund II..............8

                           The Funds' Investments and Related Risks..........10

[GRAPHIC OMITTED]          The Investment Adviser............................12
                             About Standish(R) ..............................12
                             Fund managers...................................13
                             Advisory services and fees......................13

                           Investment and Account Information................14
                             How to purchase shares..........................14
                             How to exchange shares..........................15
                             How to redeem shares............................15
                             Transaction and account policies................16
                             Valuation of shares.............................16
                             Dividends and distributions.....................16
                             Year 2000 issue.................................16

                           Fund Details......................................17
                             Taxes...........................................17
                             Master/feeder structure.........................17
                             The funds' service providers....................17

                           Financial Highlights..............................18

                           For More Information..............................20



Standish Group of Equity Asset Funds   2

Risk/Return Summary
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Standish was founded in 1933 and currently manages more than $44 billion of assets for a broad range of clients in the U.S. and abroad.

Standish, Ayer & Wood, Inc. manages Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund and Standish Small Capitalization Equity Fund
II. These funds seek long-term growth of capital.

These funds are available only through account administrators that provide omnibus accounting services for groups of individuals who beneficially own fund shares. Omnibus accounts include pension and retirement plans as well as taxable and tax-deferred investing programs that provide personal or account maintenance services to groups of individuals.

Descriptions of funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

Who may want to invest


The may be appropriate for investors:


o   Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o   Comfortable with the risks of the stock market.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        3   Standish Group of Equity Asset Funds

Risk/Return Summary
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                                Equity Asset Fund

Investment objective

Long-term growth of capital.

Key investments and strategies


The fund invests, under normal circumstances, at least 80% of assets in equity securities of U.S. companies that appear to be undervalued relative to current earnings growth. The fund may invest without limit in securities of foreign companies that are listed or traded in the U.S. but not more than 10% of assets in other foreign securities. The fund may also invest in equity index futures contracts based primarily upon the S&P 500 Index.


How stocks are selected

The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The adviser selects stocks for the fund's portfolio by:

o Using a quantitative proprietary model to rank a universe of up to 1500 companies with the most liquid stocks according to these characteristics: price/earnings ratio; consistency of earnings growth; near term reported earnings momentum; and actual earnings relative to, and the current trend in, earnings expectations.

o Using fundamental research and qualitative analysis to select among the stocks ranked by the model in the top 20%. The adviser looks for companies with strong competitive positions, high quality management and financial strength.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The fund's stock selection process is designed to produce a diversified portfolio that, relative to the S&P 500 Index shown below, has a below-average price/earnings ratio and an above-average earnings growth trend.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o   The stock market goes down.

o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.


o Prices of foreign securities go down because of unfavorable government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S dollar will reduce the value of securities held by the fund and denominated in those currencies.

o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.


The fund may lose money or underperform when the market strongly favors growth or value stocks over those that combine both characteristics.


Standish Group of Equity Asset Funds   4

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Total return performance


The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund and an older feeder fund that invests in the same master portfolio for the full calendar periods indicated. See "Master/feeder structure" on page 17. The total return table shows how the fund's and the older feeder fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. The performance of the older feeder fund has been reduced to reflect the deduction of the fund's 25 basis point account administration fee. The past performance of the fund and the older feeder fund does not necessarily indicate how the fund will perform in the future.


                                Equity Asset Fund

[The following table was originally a bar chart in the printed materials.]

                        Calendar Year
                        Ended
                        December 31    Percent
                        -----------    -------
                        1991           33.02
                        1992            9.25
                        1993           20.52
                        1994           -4.02
                        1995           37.22
                        1996           26.53
                        1997           35.94*
                        1998            7.09*


* The bar chart shows the performance of the older feeder fund through October 7, 1997 and Equity Asset Fund from that date to December 31, 1998.


Quarterly returns
Highest 19.18 in 4th quarter 1998
Lowest -18.73% in 3rd quarter 1998

Average annual total returns for selected periods ended December 31, 1998


                                                  Life           Inception
                         1 Year      5 Year     of Funds           Date

 Equity Asset Fund*       19.45       7.09       18.80           10/8/97

 S&P 500 Index            25.07      28.57       24.06             N/A


*Includes performance of the older feeder fund for the period from January 3, 1991 (inception) to October 7, 1997, adjusted to reflect Equity Asset Fund's 0.25% account administration fee.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year                              Equity Asset
ended 9/30/98                                        Fund

Shareholder fees (fees paid
directly from your investment)                       None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                    0.50%

  Distribution (12b-1) fees                          None

  Other expenses                                     1.74%

   Account administration fee                        0.25%

  Total annual fund operating
  expenses                                           2.49%

(1)Because Standish has agreed to cap the fund's operating expenses, the fund's actual expenses were:

  Management fees                                    0.50%

  Other expenses                                     0.08%

   Account administration fee                        0.25%

  Total annual fund
  operating expenses                                 0.83%

These caps may be changed or eliminated.

(2)The table and example reflect the combined expenses of the fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o   You invest $10,000 in the fund for the time periods indicated;

o   You redeem at the end of each period;

o   Your investment has a 5% return each year; and

o   The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                         After      After     After      After
                        1 year     3 years   5 years    10 years

Equity Asset Fund        $252        $776    $1,326      $2,826


                                        5   Standish Group of Equity Asset Funds

Risk/Return Summary
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                     Small Capitalization Equity Asset Fund

Investment objective

Long-term growth of capital.

Key investments and strategies


The fund invests, under normal circumstances, at least 80% of assets in stocks of small capitalization U.S. companies that appear to be undervalued relative to their ultimate growth potential. The fund focuses on rapidly growing, high quality companies with total market capitalizations no greater than 75% of the maximum capitalization of the companies included included in the Russell 2000 Growth Index. The fund looks for companies with products or services that are leaders in their market niches. The fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Index.


How stocks are selected

The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The adviser selects stocks for the fund's portfolio by:

o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.


o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising earnings estimates and favorable earnings surprises.


The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o   The stock market goes down.

o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.


o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.


There is a higher risk that the fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks, and in particular aggressive growth stocks, tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors may disproportionately hurt the fund's performance.


Standish Group of Equity Asset Funds   6

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Total return performance


The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund and an older feeder fund that invests in the same master portfolio for the full calendar periods indicated. See "Master/feeder structure" on page 17. The total return table shows how the fund's and the older feeder fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. The performance of the older feeder fund has been reduced to reflect the deduction of the fund's 25 basis point account administration fee. The past performance of the fund and the older feeder fund does not necessarily indicate how the fund will perform in the future.


                     Small Capitalization Equity Asset Fund

[The following table was originally a bar chart in the printed materials.]

                        Calendar Year
                        Ended
                        December 31    Percent
                        -----------    -------
                        1991           64.27
                        1992            9.46
                        1993           27.91
                        1994           -3.66
                        1995           29.52
                        1996           17.07
                        1997           14.87
                        1998            0.99*

* The bar chart shows the performance of the older feeder fund through March 31, 1998 and of Small Capitalization Equity Asset Fund from that date to December 31.

Quarterly returns
Highest 28.33 in 4th quarter 1991
Lowest -23.30% in 3rd quarter 1998

Average annual total returns for selected periods ended December 31, 1998

                                                         Life      Inception
                                   1 Year    5 Year    of Funds       Date

 Small Cap Equity Asset Fund*       0.99      11.07     18.39%       4/1/98

 Russell 2000 Growth Index          1.24      10.22     13.80%        N/A

* Includes performance of the older fund for the period from September 1, 1990 (inception) to March 31, 1998, adjusted to reflect Small Cap Equity Asset Fund's 0.25% account administration fee.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year                                          Small
ended 9/30/98                                            Capitalization
                                                        Equity Asset Fund
Shareholder fees (fees paid
directly from your investment)                                 None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                              0.60%

  Distribution (12b-1) fees                                    None

  Other expenses                                               0.79%

   Account administration fee                                  0.25%

  Total annual fund operating
  expenses                                                     1.64%

(1)Because Standish has agreed to cap the fund's operating expenses, the fund's actual expenses were:

  Management fees                                              0.60%

  Other expenses                                               0.12%

   Account administration fee                                  0.00%

  Total annual fund operating expenses                         0.72%

These caps may be changed or eliminated.

(2)The table and example reflect the combined expenses of the fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o   You invest $10,000 in the fund for the time periods indicated;

o   You redeem at the end of each period;

o   Your investment has a 5% return each year; and

o   The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After      After     After      After
                                  1 year     3 years   5 years    10 years

Small Cap Equity Asset Fund        $167       $517      $892       $1,944


                                        7   Standish Group of Equity Asset Funds

Risk/Return Summary
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                       Small Capitalization Equity Fund II

Investment objective

Long-term growth of capital.

Key investments and strategies


The fund invests, under normal circumstances, at least 80% of assets in equity securities of small cap U.S. companies. The fund looks for rapidly growing, high quality companies, especially those involved with value added products or services. The fund may also invest in equity index futures contracts based primarily on the Russell 2000 Index.


Market capitalization

The fund focuses on companies with total market capitalizations within the range of capitalizations of the companies included in the Russell 2000 Growth Index.

How stocks are selected

The adviser engages in individual stock selection instead of trying to predict which industries or sectors will perform best. The adviser selects stocks for the fund's portfolio by:

o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.


o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising earnings estimates and favorable earnings surprises.


The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o   The stock market goes down.

o   Small cap stocks are out of favor with the market.

o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurt the fund's performance.

o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.


o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.


Risks of small cap companies

There is a risk that the fund will lose money because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks, and in particular aggressive growth stocks, tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Standish Group of Equity Asset Funds   8

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Total return performance


The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund's Institutional Class shares for the full calendar periods indicated. The total return table shows how average annual returns of Institutional Class shares for different calendar periods compare to those of a widely recognized unmanaged index of stock prices. Past performance does not indicate how the fund will perform in the future.

                       Small Capitalization Equity Fund II
                             (Institutional Class)*


[The following table was originally a bar chart in the printed materials.]

                        Calendar Year
                        Ended
                        December 31    Percent
                        -----------    -------
                        1997           30.82
                        1998           14.30

Quarterly returns
Highest 27.80 in 2th quarter 1997
Lowest -18.73% in 3rd quarter 1998

*Institutional Class shares are not offered in this prospectus, but Service Class shares would have had substantially similar performance over all periods shown. Institutional Class shares and Service Class shares are invested in the same portfolio of securities and annual returns differ only to the extent that each class has different expenses.

Average annual total returns for selected periods ended December 31, 1998

                                             Life of
                                          Institutional     Inception
                              1 Year          Class            Date

 Small Cap Equity Fund II     14.30           22.42         12/23/96
 (Institutional Class)

 Russell 2000 Growth Index     1.24            7.86           n/a

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Expenses are based on estimates for the current fiscal year.

                                                       Small
                                                   Capitalization
                                                   Equity Fund II
                                                   (Service Class)
Shareholder fees (fees paid
directly from your investment)                          None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                       0.60%

  Distribution (12b-1) fees                             None

  Other expenses                                        1.34%

    Service fees                                        0.25%

  Total annual fund operating
  expenses                                              2.19%

(1)Because Standish has agreed to cap the fund's operating expenses, the fund's estimated actual expenses would be:

  Management fees                                       0.55%

  Other expenses                                        0.45%

    Service fees                                        0.25%

  Total annual fund
  operating expenses                                    1.25%

These caps may be changed or eliminated.

(2)The table and example reflect the combined expenses of the fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o   You invest $10,000 in the fund for the time periods indicated;

o   You redeem at the end of each period;

o   Your investment has a 5% return each year; and

o   The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                         After      After     After      After
                        1 year     3 years   5 years    10 years
Small Cap
Equity Fund II
(Service Class)          $222       $685     $1,175      $2,524



                                        9   Standish Group of Equity Asset Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

The funds can invest in all types of equity securities.


Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities, depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Capitalization Equity Asset Fund and Small Capitalization Equity Fund II may invest up to 20% of assets in companies with capitalizations of more than $700 million and $1.5 million, respectively.


Foreign securities Equity Asset Fund may invest without limit in foreign securities traded in a U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Capitalization Equity Asset Fund and Small Capitalization Equity Fund II may invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

Foreign securities involve the risks of adverse foreign government actions, political and economic instability and the lack of adequate and accurate information. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries. In Europe, Economic and Monetary Union
(EMU) and the introduction of a single currency (euro) began in 1999. There are political and economic risks associated with EMU, which may increase the volatility of a fund's European investments and present valuation problems.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o   As a substitute for purchasing or selling securities.

o   To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


Standish Group of Equity Asset Funds   10

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Fixed income securities Equity Asset Fund may invest up to 20% of assets in high grade fixed income securities. The fund's fixed income securities may be of any maturity or duration. Small Capitalization Equity Asset Fund and Small Capitalization Equity Fund II may invest up to 20% of assets in high grade fixed income securities with remaining maturities of three years or less. Each fund may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o   They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Each fund's investment objective may be changed by the fund's trustees without shareholder approval.


                                       11   Standish Group of Equity Asset Funds

The Investment Adviser
--------------------------------------------------------------------------------

Standish offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

About Standish

Standish was established in 1933 and manages more than $44 billion in assets for institutional and individual investors in the U.S. and abroad. By choice, Standish has remained a privately held investment management firm over its more than 65 year history. Ownership is shared by a limited number of employees, who are the directors of the firm. Standish believes the firm's organizational structure has helped preserve an entrepreneurial orientation, which is responsible for its continued commitment to investment performance.

Standish believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish uses fundamental research to uncover a security sufficiently complex as to have been misvalued by traditional analysis. Standish uses sophisticated quantitative techniques, which may help identify persistent market inefficiencies that can be exploited by its portfolio managers.

Standish strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish has built a powerful internal network of overlapping resources.


Standish Group of Equity Asset Funds   12

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Fund managers

--------------------------------------------------------------------------------
Fund                     Fund managers            Positions during past
                                                  five years

Equity Asset Fund        Ralph S. Tate            Vice president and, since
                                                  1995, managing director of
                                                  Standish

                         David H. Cameron         Vice president and director of
                                                  Standish

Small Capitalization     Nicholas S. Battelle     Vice president and director
Equity Asset Fund                                 of Standish


Small Capitalization     Nicholas S. Battelle     Vice president and director
Equity Fund II                                    of Standish

                         Andrew L. Beja           Vice president and senior
                                                  analyst of Standish since
                                                  March 1996. Previously a
                                                  vice president and analyst
                                                  at Advest, Inc.

--------------------------------------------------------------------------------
Advisory services and fees

Standish provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended September 30, 1998, each fund paid an advisory fee for these services. The adviser agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) and the payment was less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.

----------------------------------------------------------------------------------------------------------
                                       Annual Advisory Fee Rates
                          (as a percentage of the fund's average net assets)

                    Actual advisory fee paid      Contractual advisory fee      Current expense limitation

Equity Asset Fund             0.50%                        0.50%                           0.96%

Small Capitalization          0.60%                        0.60%                           0.99%
Equity Asset Fund

Small Capitalization Equity    N/A                         0.60%                           1.25%
Fund II (Service Class)
----------------------------------------------------------------------------------------------------------

                               Investment Adviser

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2662


                                       13   Standish Group of Equity Asset Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Who may purchase fund shares Only account administrators for omnibus accounts may purchase the funds' shares. Individuals may not purchase shares directly from the funds.

o If you are an individual investing assets in a retirement plan sponsored by your employer, contact your employer to find out how to purchase fund shares.

o If you are an individual investing assets in a self-administered retirement plan, contact your account administrator to find out how to purchase fund shares.

Minimum initial investment for each fund is $100,000 per omnibus account. This minimum does not apply to investments by individual participants in an omnibus account. Also, this minimum does not apply to omnibus accounts that use Standish or one its affiliates as their investment adviser.


All orders to purchase shares received and accepted by the distributor or certain account administrators before the close of regular trading on the New York Stock Exchange will be executed at that day's share price if payment is received by the funds' custodian by a specified deadline on the next business day. Orders accepted after that time will be executed at the next business day's price. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.


Account administrators should:

o Open an account with the funds by sending to the distributor a completed original account application.

o Transmit electronically or by telephone to the distributor the name of the fund, the dollar amount of shares to be purchased and the applicable account number.

o Wire the purchase price in immediately available funds not later than 3:00 p.m. eastern time on the next business day.

                          The distributor's address is:

                        Standish Fund Distributors, L.P.
                                  P.O. Box 1407
                        Boston, Massachusetts 02205-1407
                               Tel: 1-800-221-4795
                                Fax: 617-350-0042
                              Email: funds@saw.com


Standish Group of Equity Asset Funds   14

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How to exchange shares

Account administrators may exchange shares of a fund (except Small Capitalization Equity Fund II) for shares of any other Standish fund, if the registration of both accounts is identical. Account administrators may exchange Service Class shares of Small Capitalization Equity Fund II for Service Class shares of any other Standish fund, if the registration of both accounts is identical. Individuals should contact their employers or account administrators to find out how to exchange fund shares. A fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o   Provide both account numbers.

o   Signature guarantees may be required.

By telephone

Account administrators should:

o   If the account has telephone privileges, call the distributor.

o Provide the name of current fund, fund to exchange into and dollar amount to be exchanged.

o   Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares


All orders to redeem shares received by the distributor or its agent before 4:00 p.m. eastern time will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Individuals should contact their employers or account administrators to find out how to redeem fund shares.


By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund, the class of shares (if applicable) and number of shares or dollar amount to be sold.

o   Provide the account number.

o   Signature guarantees may be required (see page 16).

By telephone

Account administrators should:

o   If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.


                                       15   Standish Group of Equity Asset Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an omnibus account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may notify the account administrator that omnibus account participants should increase the size of the account to $50,000 within 30 days. If the omnibus account does not increase to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the administrator.

In-kind purchases and redemptions. Securities held in an omnibus account may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o   members of the STAMP program or the Exchange's Medallion Signature Program

o   a broker or securities dealer

o   a federal savings, cooperative or other type of bank

o   a savings and loan or other thrift institution

o   a credit union

o   a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund or class, if more than one class is offered. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. Small Capitalization Equity Fund II calculates the NAV of each class separately. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Small Capitalization Equity Asset Fund declares and pays dividends, if any, from net investment income semiannually and distributes capital gains annually. Equity Asset Fund declares and pays dividends from net investment income quarterly and distributes capital gains annually. Most of a fund's distributions will be from capital gains. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.

Year 2000 issue


The funds' securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian and transfer agent were unable to recognize dates after 1999. The costs of addressing the Year 2000 issue may also adversely affect the issues of individual securities held by the funds. The adviser and other service providers have told the funds that they are taking action to prevent, and do not expect the funds to suffer from, material year 2000 problems.



Standish Group of Equity Asset Funds   16

Fund Details
--------------------------------------------------------------------------------

Taxes
--------------------------------------------------------------------------------
          Transactions                            Federal Tax Status
                                             (for taxable investors only)

Sales or exchanges of shares.              Usually capital gain or loss. Tax
                                           rate depends on how long shares are
                                           held.

Distributions of long-term capital gain.   Taxable as long-term capital gain.

Distributions of short term capital gain.  Taxable as ordinary income.

Dividends from net investment income.      Taxable as ordinary income.
--------------------------------------------------------------------------------

Every January, the funds provide information to certain account administrators about the funds' dividends and distributions, which are taxable even if reinvested, and about the accounts' redemptions during the previous calendar year. Any account administrator who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Taxable investors should generally avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, an investor may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Investors should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Each fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean each feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The funds' service providers

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP


                                       17   Standish Group of Equity Asset Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables for Equity Asset Fund and Small Capitalization Equity Asset Fund are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request). Service Class shares of Small Capitalization Equity Fund II were first offered to the public on March 31, 1999 and no financial highlights are available.

Equity Asset Fund

                                                              For the period
                                                           October 8, 1997(1) to
For the fiscal year ended September 30:                     September 30, 1998

Net asset value--beginning of period                              $20.00
                                                                  ------
Income from investment operations
  Net investment income*,(3)                                        0.05
  Net realized and unrealized gain (loss)                          (2.42)
                                                                  ------
  Total from investment operations                                 (2.37)

Less distributions declared to shareholders
  From net investment income                                       (0.12)
                                                                  ------

  Total distributions declared to shareholders                     (0.12)
                                                                  ------

  Net asset value--end of period                                  $17.51
                                                                  ======
Total return                                                      (11.66%)
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)                       $8,799
  Expenses(2)                                                       0.83%(4)
  Net investment income(2)                                          0.46%(4)

  -------------------------------
  *The adviser voluntarily limited the fund's expenses. Had this action not been taken, the net investment income per share and the ratios would have been:

  Net investment income (loss) per share                           ($0.14)
  Ratios (to average net assets)
  Expenses(3)                                                        2.49%(4)
  Net investment income (loss)(3)                                   (1.20%)(4)

  (1)Commencement of operations.
  (2)Calculated based on average shares outstanding.
  (3)Includes the fund's share of Standish Equity Portfolio's allocated expenses for the period from October 8, 1997 to September 30, 1998.
  (4)Computed on an annualized basis.


Standish Group of Equity Asset Funds   18

Financial Highlights
--------------------------------------------------------------------------------

Small Capitalization Equity Asset Fund

                                                              For the period
                                                            April 1, 1998(1) to
                                                           September 30, 1998(4)

Net asset value--beginning of period                             $20.00
                                                                 ------
Income from investment operations
  Net investment income/(loss)*,(2)                               (0.05)
  Net realized and unrealized gain (loss)                         (5.76)
                                                                 ------
  Total from investment operations                                (5.81)
                                                                 ------

Less distributions declared to shareholders
  Total distributions declared to shareholders                       --
                                                                 ------
  Net asset value--end of period                                 $14.19
                                                                 ======
Total return                                                     (29.05%)
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)                      $6,723
  Expenses*,(2)                                                    0.72%(3)
  Net investment income/(loss)(3)                                 (0.53%)(3)

  -------------------------------
  *The adviser voluntarily limited the fund's expenses. Had this action not been taken, the net investment income per share and the ratios would have been:

  Net investment income (loss) per share                           ($0.13)(3)
  Ratios (to average net assets)
  Expenses                                                           1.64%(3)
  Net investment income (loss)                                      (1.45%)(3)

  (1)Commencement of operations.
  (2)Includes the fund's share of the Standish Small Capitalization Equity Portfolios allocation of expenses for the period from April 1, 1998 to September 30, 1998.
  (3)Computed on an annualized basis.
  (4)Calculated based on average shares outstanding.


                                       19   Standish Group of Equity Asset Funds

For More Information
--------------------------------------------------------------------------------

Standish, Ayer & Wood, Inc. is an independent investment counseling firm that has been managing assets for institutional investors and high net worth individuals, as well as mutual funds, for more than 65 years. Standish offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish group of equity asset funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the funds by contacting the funds at:

Standish Funds
P.O. Box 1407
Boston, MA 02205-1407

Telephone: 1-800-729-0066

Email:
funds@saw.com

Internet:
http://www.standishfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

o For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009 Telephone: 1-800-SEC-0330

o   Free from the Commission's Internet website at http://www.sec.gov

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   (800) SAW-0066

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          99-015

March 31, 1999


                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

                      Standish Group of Equity Asset Funds
                           Standish Equity Asset Fund
                 Standish Small Capitalization Equity Asset Fund
                 Standish Small Cap Equity Fund II Service Class

        This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated January 28, 1999, as amended and/or supplemented from time to time, of Standish Equity Asset Fund (Equity Asset Fund), Standish Small Capitalization Equity Asset Fund (Small Cap Asset Fund) and Standish Small Cap Equity Fund II (Small Cap II Fund) Service Class, each a separate investment series of Standish, Ayer & Wood Investment Trust (Trust).

        This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 1998 annual reports to shareholders are incorporated by reference into this SAI.

                     --------------------------------------

                                    Contents

Investment Objectives and Policies............................................ 2

Description of Securities and Related
   Risks...................................................................... 3

Investment Techniques and Related
    Risks.................................................................... 12

Investment Restrictions...................................................... 19

Calculation of Performance Data.............................................. 22

Management................................................................... 24

Service Plan................................................................. 30

Purchase and Redemption of Shares............................................ 32

Portfolio Transactions....................................................... 32

Determination of Net Asset Value............................................. 33

The Funds and Their Shares................................................... 34

The Portfolio and Its Investors.............................................. 35

Taxation..................................................................... 36

Additional Information....................................................... 40

Experts and Financial Statements............................................. 41

                       INVESTMENT OBJECTIVES AND POLICIES

        The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

        Master/Feeder Structure. Equity Asset Fund invests all of its investible assets in Standish Equity Portfolio (the "Equity Portfolio"). Small Cap Asset Fund invests all of its investible assets in Standish Small Capitalization Equity Portfolio (the "Small Cap Portfolio") and Small Cap II Fund invests all of its investible assets in Standish Small Capitalization Equity Portfolio II (the "Small Cap II Portfolio"). These funds are sometimes referred to in this SAI as the feeder funds. Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. Standish, Ayer and Wood, Inc. ("Standish" or the "adviser") is the investment adviser to Equity, Small Cap and Small Cap II Portfolios. Each Portfolio has the same investment objective and restrictions as its corresponding fund. Because the feeder funds invest all of their investable assets in their corresponding Portfolios, the description of each fund's investment policies, techniques, specific investments and related risks that follows also applies to the corresponding Portfolio.

        In addition to these feeder funds, other feeder funds may invest in these Portfolios, and information about the other feeder funds is available from Standish. The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

        There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

        If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

        Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Equity Asset Fund

        Additional Investment Information. Under normal circumstances, at least 80% of Equity Asset Fund's total assets are invested in a diversified portfolio of equity and equity-related securities. The fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. OTC market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The fund may also, to a limited extent, invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, will be determined by the adviser to be of comparable credit quality. Up to 5% of the fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality.

Small Capitalization Equity Asset Fund


        Additional Investment Information. Under normal circumstances, at least 80% of Small Cap Asset Fund's total assets are invested in a diversified portfolio of equity and equity-related securities of companies that, at the time of purchase of the security, have "total market capitalizations" no greater than 75% of the maximum market capitalization of the companies included in the Russell 2000 Growth Index, updated monthly. The fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's total assets. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations no greater than 75% of the maximum market capitalization of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.


Small Cap II Fund

        Additional Investment Information. Under normal circumstances, at least 80% of Small Cap II Fund's total assets are invested in equity and equity-related securities of companies that, at the time of purchase of the security, have "total market capitalizations" within the range of capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly. Small Cap II Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's total assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing

        The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

        Investing in Foreign Securities. Small Cap Asset Fund and Small Cap II Fund may invest up to 15% of their total assets in foreign securities, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. Equity Asset Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

        Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

        Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

        Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

        Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates, although they have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

        Economic and Monetary Union (EMU). EMU occurred on January 1, 1999, when 11 European countries adopted a single currency - the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions remain in the hands of each participating country, but are now subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

        EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolios.

        Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Each fund may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

        Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

        The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

        Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

        In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

        The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

        Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

        Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

        Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

        Brokerage commissions and other transaction costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

        Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

        Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

        Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

        The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

        There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

        The funds may invest a portion of their total assets in fixed income securities. Fixed income securities include bonds, notes, convertible securities, Eurodollar instruments, preferred stocks (including convertible preferred stock) and money market instruments. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

        Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

        Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

        Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

        Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

        The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

        Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

        Small Capitalization Stocks. Small Cap Asset Fund and Small Cap II Fund invest primarily, and Equity Asset Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

        Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

        Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

        Depositary Receipts and Depositary Shares. The funds may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

        Investments in REITs. Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on amounts distributed to shareholders under the Internal Revenue Code of 1986, as amended (the "Code").

        Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

        U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

        Repurchase Agreements. Each fund may invest up to 10% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

        Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

        Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the funds invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

        The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

        Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

        Portfolio Turnover and Short-Term Trading. Although it is not the policy of the funds to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the funds' prospectus for each fund's portfolio turnover rates.

        Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund's investments in such securities are limited to 20% of total assets unless the fund is in a temporary defensive position.

        The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

        Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

        Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

        In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that Equity Asset Fund is underweighted in cyclical stocks and overweighted in consumer stocks, Equity Asset Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

        The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

        Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

        Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

        General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

        A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

        With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

        A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

        OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

        Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

        If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

        Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

        Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds these securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

        Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

        General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

        The funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the funds may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

        Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

        The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

        A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

        Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

        To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and the adviser believes that the value of pounds will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

        Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

        The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

        Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

        Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

        Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

        Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the adviser's view, the security meets the criteria for disposal.

        Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

        The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

        Equity Asset Fund and Equity Asset Portfolio and Small Cap Fund and Small Cap Portfolio.

        As a matter of fundamental policy, each Portfolio (fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio
        (fund) may be deemed be an underwriter under the Securities Act of 1933.

3.      Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that each Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that each Portfolio (fund) may purchase and sell financial futures contracts and engage in options on financial futures contracts and foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that each Portfolio
        (fund) may (a) borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes) and (b) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings.

8. Make loans of portfolio securities, except that each Portfolio (fund) may enter into repurchase agreements.

        The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. Each Portfolio (fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.      Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

        Small Cap II Fund and Small Cap II Portfolio. As a matter of fundamental policy, Small Cap II Portfolio (Small Cap II Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

        The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. Each Portfolio (fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.      Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                         * * * * * * * * * * * * * * * *

        Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the funds may each invest all of their assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

        If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction.

        For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing annual Reports with the Securities and Exchange Commission. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                         CALCULATION OF PERFORMANCE DATA

        Each fund may, from time to time, advertise certain total return information. The average annual total return of a fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)^n=ERV.

        The funds' average annual total return for the one-, five-, and ten-year (or life of fund, if shorter) periods ended September 30, 1998 were as follows:

                                                    Average Annual Total Return
                                          ------------------------------------------------
                                          Life-of-
Fund                                        Fund          1-Year       5-Year      10-Year
--------------------------------------      ----          ------       ------      -------

Equity Asset Fund(1)                      17.45%(2,3)    (11.66%)(2)   15.22%(2)    N/A

Small Capitalization Equity Asset Fund    15.70%(2,4)    (27.69%)(2)    7.67%(2)    N/A

Small Cap II Fund(2)                      10.29%(4,5)    (17.84)%(2)      N/A       N/A

-------------------
(1)     The Equity Asset Fund commenced operations on October 8, 1997.
(2) Because the Equity Asset Fund commenced operations on October 8, 1997, the Small Cap Asset Fund commenced operations on April 1, 1998 and the Small Cap II Fund Service Class has not yet commenced operations, the average annual total return quotations for the one, five, ten year and life-of-fund periods include the performance record of their corresponding non-asset funds (or Institutional Class in the case of the Small Cap II Fund), adjusted to reflect the imposition of service fees at the rate of 0.25% of average daily net assets. The adjustment is made by reducing the corresponding Equity Fund's, Small Capitalization Equity Fund's and Small Capp II Fund Institutional Class' performance record for rolling one month periods by .020833% (the fraction of the .25% service fee paid monthly) and then aggregating those performance results for the appropriate one, five, ten or life of fund period.
(3)     Equity Fund commenced operations on June 2, 1991.
(4)     Small Capitalization Equity Fund commenced operations on September 1,
        1990.
(5) Small Cap II Fund Institutional Class commenced operations on December 23, 1996.

        These performance quotations should not be considered as representative of any fund's performance for any specified period in the future. In addition to average annual return quotations, the funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Equity Asset Fund

  Quarter/Year                   Net              Gross
-----------------              -------          ----------

      4Q97                     (1.69)            (1.69)
      1997                     (1.69)            (1.69)
      1Q98                     12.72             12.72
      2Q98                     (1.91)            (1.86)
      3Q98                    (18.73)           (18.52)

Small Cap Asset Fund

  Quarter/Year                   Net              Gross
-----------------              -------          ----------

      2Q98                     (7.50)            (7.44)
      3Q98                    (23.30)           (23.09)
      4Q98                     25.65             25.93

        These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, Equity Asset Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Cap Asset Fund and Small Cap II Fund may compare their performances to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers

        The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc.

                                             Position Held                     Principal Occupation
Name, Address and Date of Birth                with Trust                       During Past 5 Years
-------------------------------------------------------------------------------------------------------------
*D. Barr Clayson, 7/29/35                       Trustee                Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                            Standish, Ayer & Wood, Inc.;
One Financial Center                                                          Chairman and Director,
Boston, MA 02111                                                              Standish International
                                                                             Management Company, L.P.;
                                                                             Director, CareGroup Inc.

Samuel C. Fleming, 9/30/40                      Trustee                        Chairman of the Board
c/o Decision Resources, Inc.                                               and Chief Executive Officer,
1100 Winter Street                                                           Decision Resources, Inc.;
Waltham, MA 02154                                                          Trustee, Cornell University;
                                                                              Director, CareGroup Inc.

Benjamin M. Friedman, 8/5/44                    Trustee                        William Joseph Maier,
c/o Harvard University                                                    Professor of Political Economy,
Cambridge, MA 02138                                                             Harvard University

John H. Hewitt, 4/11/35                         Trustee              Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                            Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                         and New Hampshire;
                                                                           Trustee, Mertens House, Inc.

                                             Position Held                     Principal Occupation
Name, Address and Date of Birth                with Trust                       During Past 5 Years
-------------------------------------------------------------------------------------------------------------
*Edward H. Ladd, 1/3/38                         Trustee                      Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                         Managing Director, Standish, Ayer &
One Financial Center                                                           Wood, Inc.; Director,
Boston, MA 02111                                                              Standish International
                                                                             Management Company, L.P.

Caleb Loring III, 11/14/43                      Trustee                  Trustee, Essex Street Associates
c/o Essex Street Associates                                              (family investment trust office);
400 Essex Street                                                    Director, Holyoke Mutual Insurance Company;
Beverly, MA 01915                                                      Director, Carter Family Corporation;
                                                                     Board Member, Gordon-Conwell Theological
                                                                     Seminary; Chairman of the Advisory Board,
                                                                    Salvation Army; Chairman, Vision New England

*Richard S. Wood, 5/21/54                President and Trustee                  Vice President and
c/o Standish, Ayer & Wood, Inc.                                                 Managing Director,
One Financial Center                                                       Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                      Executive Vice President and Director,
                                                                    Standish International Management Company,
                                                                                       L.P.

James E. Hollis III, 11/21/48           Executive Vice President           Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56             Vice President and Secretary      Senior Fund Administration Manager,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Paul G. Martins, 3/10/56                   Vice President and       Vice President of Finance, Standish, Ayer &
c/o Standish, Ayer & Wood, Inc.                Treasurer            Wood, Inc. since October 1996; formerly Senior
One Financial Center                                                Vice President, Treasurer and Chief Financial
Boston, MA 02111                                                    Officer of Liberty Financial Bank Group (1993-
                                                                    95); prior to 1993, Corporate Controller, The
                                                                             Berkeley Financial Group

Beverly E. Banfield, 7/6/56                  Vice President             Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                               and Compliance Officer,
One Financial Center                                                        Standish, Ayer & Wood, Inc.
Boston, MA 02111

Denise B. Kneeland, 8/19/51                  Vice President                 Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                              Mutual Funds Operations,
One Financial Center                                                        Standish, Ayer & Wood, Inc.
Boston, MA  02111                                                          since December 1995; formerly
                                                                    Vice President, Scudder, Stevens and Clark

Rosalind J. Lillo, 2/6/38               Assistant Vice President           Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center                                                       since October 1995; formerly
Boston, MA  02111                                                            Compliance Administrator,
                                                                           New England Securities Corp.

                                             Position Held                     Principal Occupation
Name, Address and Date of Birth                with Trust                       During Past 5 Years
-------------------------------------------------------------------------------------------------------------
Gigi K. Szekely, 5/8/67                 Assistant Vice President           Manager, Mutual Funds Client
c/o Standish, Ayer & Wood, Inc.                                                   Communications,
One Financial Center                                                        Standish, Ayer & Wood, Inc.
Boston, MA  02111

Tami M. Pester, 10/29/67
c/o Standish, Ayer & Wood, Inc.                                       Assistant Compliance Manager and Compliance
One Financial Center                                                Officer, Standish, Ayer & Wood, Inc. since 1998;
Boston, MA  02111                       Assistant Vice President    Compliance Officer, State Street Global Advisors

----------------
* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

        Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the adviser during the fiscal year ended September 30, 1998, except that certain Trustees and officers who are directors and shareholders of Standish, may from time to time, purchase additional shares of common stock of Standish.

        The following table sets forth all compensation paid to the Trust's Trustees as of the funds' fiscal years ended September 30, 1998:

                         Aggregate Compensation
                             from the Funds
                                                                  Pension or     Total Compensation
                                       Small Cap              Retirement Benefits  from Funds and
                        Equity Asset     Asset     Small Cap  Accrued as Part of   Other Funds in
    Name of Trustee        Fund**        Fund**    II Fund**   Fund's Expenses        Complex*
----------------------------------------------------------------------------------------------------

D. Barr Clayson                0           0           0                 $0                  $0
Samuel C. Fleming           $894        $152      $1,777                  0             $57,375
Benjamin M. Friedman        $894        $152      $1,777                  0             $57,375
John H. Hewitt              $901        $160      $1,785                  0             $62,375
Edward H. Ladd                 0           0           0                  0                  $0
Caleb Loring, III           $894        $152      $1,777                  0             $57,375
Richard S. Wood                0           0           0                  0                  $0

-------------
* As of the date of this Statement of Additional Information, there were 25 mutual funds in the fund complex.

** The fund bears its pro rata allocation of trustee's fees paid by its corresponding portfolio to the trustees of the Portfolio Trust.

Certain Shareholders

        At January 19, 1999 the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

                               Percentage of
                                Outstanding
  Name and Address                 Shares

Equity Asset Fund

Prudential Trust FBO MTA            99.3%*
30 Scranton Office Park
Scranton, PA  18507

  Small Cap Equity Asset Fund

Norwest Bank MN TR FBO               100%
Brown Printing
510 Marquette Ave.
Minneapolis, MN  55443

  Small Cap II Fund

The Shipley Family                  10.5%(i)
  Foundation, Inc.
Nutter, McClennen & Fish
One International Place
Boston, MA  02110

Stephen Phillips Memorial            9.9%(i)
Charitable Trust Scholarship
Foundation
P.O. Box 242
Salem, MA  01970

East Orange General Hospital         6.6%(i)
300 Central Avenue
East Orange, NJ  07019

Portland Museum of Art               6.2%
Pooled Endowment Funds
7 Congress Square
Portland, ME  04101

Hewitt Foundation, Inc.              6.0%(i)
230 Coram Avenue
Shelton, CT  06484

South Shore Bank TTEE                5.6%(i)
FBO North Hill Living Care Village
of Massachusetts
1400 Hancock Street
Quincy, MA  02169

-------------
        * Because the shareholder beneficially owned more than 25% of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.
        (i)    Institutional Class

Investment Advisers

        Standish serves as the adviser to the Equity Portfolio, Small Cap Portfolio and the Small Cap II Portfolio pursuant to written investment advisory agreements. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

        The following, constituting all of the Directors and all of the shareholders of Standish, are Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence

A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood. Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios and the funds to use the name "Standish." Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                        Contractual Advisory
                                              Fee Rate
                                              --------
                                    (as a percentage of average
Fund                                     daily net assets)
----

Equity Portfolio                               0.50%

Small Cap Portfolio                            0.60%

Small Cap II Portfolio                         0.60%

        During the last fiscal year ended September 30, 1998, the funds and the Portfolios paid advisory fees in the following amounts:

            Fund                1996              1997               1998
            ----                ----              ----               ----

Equity Asset Fund(1)            N/A               N/A                N/A

Equity Portfolio             $345,301(2)        $493,202          $1,017,136

Small Cap Asset Fund (1)        N/A               N/A                N/A

Small Cap Portfolio          $920,742(2)       $1,051,872         $1,363,260

Small Cap II Fund (1,3)         N/A               N/A                N/A

Small Cap II Portfolio           0(3)              0(3)              $0(3)

------------------------
(1) The funds do not pay directly advisory fees. Each fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.
(2) The Equity Portfolio and Small Cap Portfolio commenced operations on May 3, 1996.
(3) The Small Cap II Fund commenced operations on December 23, 1996. The adviser voluntarily agreed not to impose its advisory fee for the period through December 31, 1996 and for the fiscal years ended September 30, 1997 and 1998 in the amoutns of $62, $10,209 and $61,698, respectively.

        The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of Equity Asset Fund, Small Cap Asset Fund and Small Cap II Fund Service Class to the total operating expenses of the corresponding non-asset fund or, in the case of the Small Cap II Fund, the Institutional Class, plus 0.25%, which represents the Service Plan fee. In connection with this voluntary agreement, the adviser will limit only those expenses borne by the Equity Asset Fund or Small Cap Asset Fund and not those borne by the Equity Portfolio or Small Cap Portfolio. Based on the relative size of the Equity Asset Fund and Small Cap Asset Fund to the size of their corresponding non-asset funds, the adviser may not be able to implement the limitation to the extent it would require the limitation of expenses borne by the respective Portfolios. Standish may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

        Pursuant to the investment advisory agreements, each Portfolio bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

        Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

        In an attempt to avoid any potential conflict with portfolio transactions for the Portfolios, the adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Portfolios and their investors come before those of the adviser and its employees.


Administrator

        Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston Massachusetts 02116, serves as the administrator to the Portfolios and Standish serves as the administrator to the feeder funds pursuant to written administration agreements with the Trust on behalf of these funds. As administrators, IBT and Standish manage the affairs of their respective Portfolios or funds, provide all necessary office space and services of executive personnel for administering the affairs of the funds, and, in the case of Standish, allows the feeder funds to use the name "Standish." For these services, IBT currently receives a fee from the feeder funds based on a percentage of the feeder fund's net assets according to the following formula:
0.0105% of net assets up to the first $1 billion, 0.0034% of net assets for the next $500 million and 0.0017 of net assets in excess of $1.5 billion. IBT also receives an aggregate fee of $12,625 per month from all of the Portfolios in the Portfolio Trust and all of the non-feeder funds in the Trust. This fee is allocated among each Portfolio and non-feeder fund based upon the relative asset sizes of the Portfolios and non-feeder funds. Standish currently does not receive any additional compensation for its services as administrator. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services. Each of the administration agreements can be terminated by either party on not more than sixty days' written notice.

administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Trust

        Standish Fund Distributors, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                                  SERVICE PLAN

        The Trust, with respect to Equity Asset Fund, Small Cap Asset Fund and Small Cap II Fund Service Class, has adopted a service plan (the "Service Plan"). Each Service Plan provides that a fund may compensate entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own fund shares ("Omnibus Accounts") for providing certain personal, account administration and/or shareholder liaison services to participants in the Omnibus Accounts. Pursuant to the Service Plan, the funds may enter into agreements with Account Administrators which purchase shares of the funds ("Service Agreements"). Under such Service Agreements or otherwise, Account Administrators may perform some or all of the following services: (a) establishing and maintaining Omnibus Accounts with the funds; (b) establishing and maintaining subaccounts and subaccount balances for Omnibus Accounts and their participants ("Participants"); (c) processing orders by Omnibus Accounts and Participants to purchase, redeem and exchange fund shares promptly and in accordance with the effective prospectus relating to such shares; (d) transmitting to each fund (or its agent) on each Business Day (as defined below) a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the Omnibus Accounts; (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders; (f) mailing fund prospectuses, statements of additional information, periodic reports, transaction confirmations and subaccount information to Omnibus Accounts and Participants; (g) answering Omnibus Account and Participant inquiries about the funds, subaccount balances, distribution options and such other administrative services for the Omnibus Account and the Participants as provided for in the service agreements between the Account Administrator and the Omnibus Account; and (h) providing such statistical and other information as may be reasonably requested by the funds or necessary for the funds to comply with applicable federal or state laws.

        As compensation for such services, the funds may pay each Account Administrator a service fee in an amount of up to 0.25% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are attributable to or held in the name of such Account Administrator. Account Administrators may from time to time be required to meet certain other criteria in order to receive service fees.

        In accordance with the terms of the Service Plan, Standish provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plan, they will consider the continued appropriateness and the level of compensation that the Service Plan provides.

        Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to an Account Administrator's receipt of compensation paid by the funds in connection with the investment of fiduciary assets in fund shares. Account Administrators that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in fund shares and receiving service fees.

        The Trust believes that fiduciaries of ERISA plans may properly receive fees under the Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

        Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

        Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan.
Section 3(14) includes, within the definition of "party in interest" with respect to a plan, any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

        In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                        PURCHASE AND REDEMPTION OF SHARES

        Additional information on purchase and redemption of shares is included in the prospectus.

        The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

        The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each fund's obligation to make cash redemption payments to any shareholder during any 90- day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                                    PORTFOLIO TRANSACTIONS

        The adviser is responsible for placing each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the funds. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Portfolios under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

        The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Portfolio. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                                       Aggregate Brokerage Commissions
                                 Paid by the Fund for Portfolio Transactions
                                 -------------------------------------------

        Fund/Portfolio               1996            1997             1998
        --------------               ----            ----             ----

Equity Asset Fund(1)                   N/A             N/A              N/A

Equity Portfolio(2,3)             $148,871        $294,686         $555,507

Small Cap Asset Fund(1)                N/A             N/A              N/A

Small Cap Portfolio(2,3)          $255,346        $247,090         $346,603

Small Cap II Fund(1)                   N/A             N/A              N/A

Small Cap II Portfolio(3,4)         $3,480         $12,384          $20,950

------------------
(1) The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
(2)     The Portfolio commenced operations on May 3, 1996.
(3) At September 30, 1998, none of the Portfolios held any securities of its regular brokers or dealer.
(4)     The Portflio commmenced operations on Decemer 23, 1996.

                        DETERMINATION OF NET ASSET VALUE

        Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the calculation of net asset value will be accelerated to the actual closing time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund (substantially all of which will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

        The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the NYSE on the following Business Day.

        Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

        Money market instruments with less than sixty days remaining to maturity when acquired by a fund or Portfolio are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

        Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

        Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Small Cap II Fund offers two classes of shares: Service Class and Institutional Class. Shares of the Institutional Class are offered through another prospectus and SAI. Each share of Equity Asset Fund and Small Cap Asset Fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shares of each class of Small Cap II Fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class-specific expenses which apply to only one of the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

        Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, the funds invest all of their investible assets in other open-end investment companies (i.e., the corresponding Portfolio).

        All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

        Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

        Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

        Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

        Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

        Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

        Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the funds invest their assets in a corresponding Portfolio, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, each fund will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

        Each fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds during October, November or December but paid during the following January. Such distributions will be treated by shareholders under the Code as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

        Each fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the funds qualify as regulated investment companies under the applicable provisions of federal law incorporated in Massachusetts law, they will also not be required to pay any Massachusetts income tax.

        Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and, as noted above, would not be distributed as such to shareholders. As of the end of its most recent taxable year, the Equity Asset Fund has $2,007 of capital loss carryforwards which expire on September 30, 2006 available to offset future net capital gains.

        Limitations imposed by the Code on regulated investment companies like the funds may restrict a Portfolio's ability to enter into futures, options or currency forward transactions.

        Certain options, futures or currency forward transactions undertaken by a Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Portfolio and allocable to the corresponding fund. Additionally, a Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Portfolio's and therefore the funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each Portfolio and fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

        If a Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

        The Federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a Portfolio will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

        In some countries, restrictions on repatriation may make it difficult or impossible for a Portfolio to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

        Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for its taxable year.

        Each Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets (taking into account the fund's allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolios are such that each fund expects that it generally will not meet this 50% requirement, shareholders of each fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the funds would otherwise have available to distribute.

        If a Portfolio acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

        Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income) or long-term capital gain (if they are from the fund's net capital gain and are designated by the fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

        For purposes of the dividends received reduction available to corporations, dividends received by a Portfolio and allocable to its corresponding fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend and distributed and designated by the fund may be treated as qualifying dividends. The Portfolios' dividend income, if any, probably will generally qualify for this deduction. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

        Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

        At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's share of a Portfolio's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

        Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

        Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

        The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a feeder fund's indirect ownership (through the Portfolio) of any such obligations, as well as the federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

        Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

        Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

        For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

        Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities must provide certain certifications on IRS Form W-8. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

        Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

        The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

        Each fund's and Portfolio's financial statements contained in the 1998 Annual Reports of the funds and the Portfolios have been audited by PricewaterhouseCoopers L.L.P., independent accountants, and are incorporated by reference into this SAI.

                                                        [LOGO] STANDISH FUNDS(R)

                              Standish Group of
                              Fixed Income Asset Funds
Prospectus
------------------------------------------------------
March 31, 1999
                              Standish Fixed Income Asset Fund

                              Standish International Fixed Income Fund
                              (Service Class Shares)

                              Standish Global Fixed Income Asset Fund


                              The Securities and Exchange Commission
                              has not approved or disapproved these
                              securities or determined whether this
                              prospectus is accurate or complete. Any
                              statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

                               Risk/Return Summary.............................3
                                 Who may want to invest........................3
                                 Mutual fund risks.............................3
                                 Fixed Income Asset Fund.......................4
                                 Standish International Fixed Income Fund......6
                                 Global Fixed Income Asset Fund................8

                               The Funds' Investments and Related Risks.......10
                                 Additional investments.......................10
                                 Additional investment policies...............10

                               The Investment Advisers........................12
                                 About Standish(R) and SIMCO(R) ..............12
                                 Fund managers................................13
                                 Advisory services and fees...................13

[GRAPHIC OMITTED]              Investment and Account Information.............14
                                  How to purchase shares......................14
                                  How to exchange shares......................15
                                  How to redeem shares........................15
                                  Transaction and account policies............16
                                  Valuation of shares.........................16
                                  Dividends and distributions.................16
                                  Year 2000 Issue.............................16

                               Fund Details...................................17
                                  Taxes.......................................17
                                  Master/feeder structure.....................17
                                  The funds' service providers................17

                               Financial Highlights...........................18

                               For More Information...........................20


Standish Group of Fixed Income Asset Funds   2

Risk/Return Summary
--------------------------------------------------------------------------------

Standish, Ayer & Wood, Inc. manages Fixed Income Asset Fund and Standish International Management Company, L.P. (SIMCO), an affiliate of Standish, manages International Fixed Income Fund and Global Fixed Income Asset Fund.

Standish believes that discovering pockets of inefficiency is the key to adding value to fixed income investments. Standish focuses on identifying undervalued sectors and securities and deemphasizes the use of interest rate forecasting. Standish looks for fixed income securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

These funds are only available through account administrators that provide omnibus services for groups of individuals who beneficially own fund shares. Omnibus accounts include pension and retirement plans as well as taxable and tax-deferred investing programs that provide personal or account maintenance services to groups of individuals.

Standish was founded in 1933 and currently manages more than $44 billion of assets for a broad range of clients in the U.S. and abroad.

Who may want to invest

The funds may be appropriate for investors:

o   Willing to ride out changes in bond prices due to interest rate changes.

o   Seeking current income.

o Seeking to build capital gradually through appreciation and compounding interest.

In addition, for International Fixed Income Fund and Global Fixed Income Asset
Fund:

o Prepared to accept the risks of investing in foreign and emerging markets, which include political instability, currency fluctuations and illiquidity.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                  3   Standish Group of Fixed Income Asset Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                             Fixed Income Asset Fund

Investment objective

Primarily to achieve a high level of current income, consistent with conserving principal and liquidity and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.

Key investments and strategies


The fund invests, under normal circumstances, at least 65% of assets in fixed income securities issued by U.S. and foreign governments and companies. The fund may invest up to 20% of assets in non-dollar denominated securities of foreign and emerging market issuers, and no more than 10% of assets in these foreign currency denominated securities that have not been hedged back to the U.S. dollar. The fund may also invest in interest rate futures contracts.


Credit quality

The fund invests primarily in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser attempts to select fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

AA/Aa

Maturity

The fund generally will maintain an average dollar-weighted effective portfolio maturity of 5 to 13 years but may invest in individual securities of any maturity.

How investments are selected


The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities as well as on countries with favorable relative investment environments and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:


o Allocating assets among sectors appearing to have near-term return potential.

o Actively trading among various sectors, such as corporate, mortgage pass through, government agency and asset-backed securities.

o Buying when a yield spread advantage presents an opportunity to buy securities cheaply.


Principal risks of investing in the fund


Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.


o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.



Standish Group of Fixed Income Asset Funds   4

--------------------------------------------------------------------------------

Total return performance


The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund and an older feeder fund that invests in the same master portfolio. See "Master/feeder structure" on page 17. The total return table shows how the fund's and the older feeder fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The performance of the older feeder fund has been reduced to reflect the deduction of the fund's 25 basis point account administration fee. The past performance of the fund and the older feeder fund does not necessarily indicate how the fund will perform in the future.


                             Fixed Income Asset Fund

[The following table was originally a bar chart in the printed materials.]


                        Calendar Year
                        Ended
                        December 31    Percent
                        -----------    -------
                        1989           13.47
                        1990            8.93
                        1991           17.38
                        1992            6.62
                        1993           14.34
                        1994           -5.12
                        1995           18.25
                        1996            5.21
                        1997            9.27
                        1998            4.33*


Quarterly returns:
Fixed Income Asset Fund

Highest: 7.51% in 2nd quarter 1989
Lowest: -4.06% in 1st quarter 1994

*The bar chart shows the performance of the older feeder fund through May 31, 1998 and of Fixed Income Asset Fund from that date to December 31, 1998.

Average annual total returns
for selected periods ended December 31, 1998

                                                             Life     Inception
                            1 Year    5 Year    10 Year    of Funds     Date

 Fixed Income Asset Fund*    4.33      6.12      9.06        8.43      6/1/98

 Lehman Brothers Aggregate   8.67      7.27      9.26        8.62       N/A

*Includes performance of the older feeder fund for the period from March 27, 1987 (inception) to May 31, 1998, adjusted to reflect Fixed Income Asset Fund's 0.25% account administration fee.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year                                Fixed Income
ended 12/31/98                                       Asset Fund
                                                    (unaudited)
Shareholder fees (fees paid
directly from your investment)                          None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                       0.31%

  Distribution (12b-1) fees                             None

  Other expenses                                        3.06%

    Account administration fee                          0.25%

  Total annual fund operating
  expenses                                              3.62%

(1)Because Standish has agreed to cap the fund's operating expenses, the fund's actual expenses were:

  Management fees                                       0.31%

  Other expenses                                        0.03%

    Account administration fee                          0.25%

  Total annual fund
  operating expenses                                    0.59%

These caps may be changed or eliminated.

(2)The table and example reflect the combined expenses of the fund and the master fund in which it invests all its assets.


Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o   You invest $10,000 in the fund for the time periods indicated;

o   You redeem at the end of each period;

o   Your investment has a 5% return each year; and

o   The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                         After     After     After     After
                        1 year    3 years   5 years   10 years

Fixed Income Asset Fund  $365     $1,109    $1,873     $3,880



                                  5   Standish Group of Fixed Income Asset Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                         International Fixed Income Fund

Investment objective

To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies


The fund invests, under normal circumstances, at least 65% of assets in non-dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least 5 countries other than the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts.


Credit quality

The fund invests primarily in investment grade securities, but may invest up to 10% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

Targeted average portfolio credit quality

AA/Aa

Maturity

The fund is not subject to any maturity restrictions.

How investments are selected


The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:

o Using fundamental economic research at the country and industry, as opposed to company, level as well as quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of governmental debt.


o Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more if its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.


Standish Group of Fixed Income Asset Funds   6

--------------------------------------------------------------------------------

Total return performance


The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Institutional Class shares from year to year over the life of that class for the full calendar periods indicated. The total return table shows how average annual returns of Institutional Class shares for different calendar periods compare to those of two widely recognized, unmanaged indices of fixed income securities. Past performance does not indicate how the fund will perform in the future.

                        International Fixed Income Fund
                             (Institutional Class)*


[The following table was originally a bar chart in the printed materials.]

                        Calendar Year
                        Ended
                        December 31    Percent
                        -----------    -------
                        1991           15.07
                        1992            8.07
                        1993           23.97
                        1994           -9.22
                        1995           18.13
                        1996           15.28
                        1997           11.86
                        1998            8.73

Quarterly returns:
Equity Fund

Highest: 9.98% in 3rd quarter 1998
Lowest: -5.78% in 1st quarter 1994


*Institutional Class shares are not offered in this prospectus, but Service Class shares would have had substantially similar performance over all periods shown. Institutional Class shares and Service Class shares are invested in the same portfolio of securities and annual returns differ only to the extent that each class has different expenses.


Average annual total returns for selected periods ended December 31, 1998

                                                             Life of
                                   1 Year   5 Years    Institutional Class

 International Fixed Income Fund    8.73     8.50             11.06
 (Institutional Class)

 J.P. Morgan Non-U.S. Govt.
 Bond Index (Hedged)               12.09     9.45              9.73

 Lehman Brothers Aggregate          8.67     7.27              8.65


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Expenses are based on estimates for the current fiscal year.

                                                International
                                                Fixed Income
                                                    Fund
                                               (Service Class)
Shareholder fees (fees paid
directly from your investment)                       None

Annual fund operating expenses
(expenses that are deducted
from fund assets)

  Management fees                                    0.40%

  Distribution (12b-1) fees                          None

  Other expenses                                     0.12%

    Service fee                                      0.25%

  Total annual fund operating
  expenses                                           0.77%


Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o   You invest $10,000 in the fund for the time periods indicated;

o   You redeem at the end of each period;

o   Your investment has a 5% return each year; and

o   The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                              After   After     After       After
                             1 year  3 years   5 years    10 years
International
Fixed Income Fund
(Service Class)               $79      $246      $428       $954





                                  7   Standish Group of Fixed Income Asset Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                         Global Fixed Income Asset Fund

Investment objective

To maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

Key investments and strategies


The fund invests primarily in non-dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund generally invests in 8 or more countries, but always invests in at least 3 countries, one of which may be the U.S. At times, the fund may invest a substantial part of its assets in a single country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund's assets. The fund may also invest in interest rate futures contracts based upon fixed income securities.


Credit quality


The fund invests, under normal circumstances, at least 65% of assets in investment grade securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser attempts to select fixed income securities that have the potential to be upgraded.


Targeted average portfolio credit quality

In the range of A to AA/Aa

Maturity

The fund is not subject to any maturity restrictions.

How investments are selected


The adviser focuses on identifying undervalued government bond markets, currencies, sectors and securities as well as on countries with favorable relative investment environments and deemphasizes the use of an interest rate forecasting strategy. The adviser looks for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The adviser selects securities for the fund's portfolio by:

o Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a detailed evaluation of interest rate and inflation trends, government fiscal and monetary policy and the credit quality of governmental debt.


o Exploring sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o Interest rates rise, which will make the prices of fixed income securities and the value of the fund's portfolio go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

o When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

o Prices of foreign securities go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.


o During periods of extreme interest rate volatility the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.


The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.


Standish Group of Fixed Income Asset Funds   8

--------------------------------------------------------------------------------

Total return performance


The bar chart and total return table indicate the risks of investing in the fund. As of the date of this prospectus, the fund had not begun investment operations. The bar chart shows changes in the performance from year to year of an older feeder fund that invests in the same master portfolio. See "Master/feeder structure" on page 17. The total return table shows how the older feeder fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of fixed income securities. The performance of the older feeder fund has been reduced to reflect the deduction of the fund's 25 basis point account administration fee. The older feeder fund's past performance does not necessarily indicate how the fund will perform in the future.


                         Global Fixed Income Asset Fund

[The following table was originally a bar chart in the printed materials.]

                        Calendar Year
                        Ended
                        December 31    Percent
                        -----------    -------
                        1994           -7.31
                        1995           17.84
                        1996           12.75
                        1997           11.41
                        1998            6.71

Quarterly returns:
Global Fixed Income Asset Fund

Highest: 5.14% in 2nd quarter 1995
Lowest: -4.86 in 1st quarter 1994

Average annual total returns
for selected periods ended December 31, 1998

                                                          Life       Inception
                                               1 Year   of Funds        Date

 Global Fixed Income Asset Fund                 6.71      7.92         1/3/94*

 J.P. Morgan Global Government Bond Index      11.42      8.70          N/A

*Inception date of older feeder fund.


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Expenses are estimated for the current fiscal year.

                                                     Global
                                                  Fixed Income
                                                   Asset Fund
                                                   (unaudited)
Shareholder fees (fees paid
directly from your investment)                       None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

  Management fees                                    0.40%

  Distribution (12b-1) fees                          None

  Other expenses                                     0.16%

    Account administration fee                       0.25%

  Total annual fund operating
  expenses                                           0.81%


Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o   You invest $10,000 in the fund for the time periods indicated;

o   You redeem at the end of each period;

o   Your investment has a 5% return each year; and

o   The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   After    After     After       After
                                  1 year   3 years   5 years    10 years

Global Fixed Income Asset Fund     $83      $259      $450       $1,002




                                  9   Standish Group of Fixed Income Asset Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Primary investments


Fixed income investments Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, interest rate futures contracts and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The funds may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund's dollar roll obligations.

Additional investments

International Fixed Income Fund and Global Fixed Income Asset Fund Each fund may invest 10% of assets in emerging markets generally and 3% of assets in any single emerging market. At times the funds invest substantially in fixed income securities of foreign governments or their political subdivisions. This exposes the funds to additional risk if the foreign government is unable or unwilling to repay principal or interest when due.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency (euro) began in 1999. There are political and economic risks associated with EMU, which may increase the volatility of a fund's European investments and present valuation problems.

Additional investment policies

Credit quality Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.


The funds may invest in a wide range of fixed income securities.



Standish Group of Fixed Income Asset Funds   10

--------------------------------------------------------------------------------

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of short term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o   As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of a fund's portfolio.

o   To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Fixed Income Asset and Global Fixed Income Asset Funds' investment objective may be changed by the funds' trustees without shareholder approval.


                                 11   Standish Group of Fixed Income Asset Funds

The Investment Advisers
--------------------------------------------------------------------------------

About Standish and SIMCO

Standish was established in 1933 and manages more than $44 billion in assets for institutional and individual investors in the U.S. and abroad. Standish is the adviser to Fixed Income Asset Fund. SIMCO, a partnership in which Standish holds a 99.98% interest, was established in 1991. SIMCO is the adviser to International Fixed Income Fund and Global Fixed Income Asset Fund.

By choice, Standish has remained a privately held investment management firm over its more than 65 year history. Ownership is shared by a limited number of employees, who are the directors of the firm. Standish believes the firm's organizational structure has helped preserve an entrepreneurial orientation, which reinforces its commitment to investment performance.

Standish believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish and SIMCO rely on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish and SIMCO seek to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish and SIMCO use fundamental research to uncover a security sufficiently complex as to have been misvalued by traditional analysis. Standish and SIMCO use sophisticated quantitative techniques, which may help identify persistent market inefficiencies that can be exploited by their portfolio managers.

Standish and SIMCO strive to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish has built a powerful internal network of overlapping resources.


Standish offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.



Standish Group of Fixed Income Asset Funds   12

--------------------------------------------------------------------------------

Fund managers
--------------------------------------------------------------------------------
Fund                  Fund managers             Positions during past five years

Fixed Income          Caleb F. Aldrich          Vice president and managing
Asset Fund                                      director of Standish

International Fixed   Richard S. Wood           Executive vice president and
Income Fund                                     director of SIMCO and vice
Global Fixed                                    president and managing director
Income Asset Fund                               of Standish

                      W. Charles Cook II        Vice president of SIMCO and
                      (Co-manager since 1997)   vice president and, since 1997,
                                                director of Standish
--------------------------------------------------------------------------------

Advisory services and fees

SIMCO provides International Fixed Income Fund and Global Fixed Income Asset Fund and Standish provides Fixed Income Asset Fund with portfolio management and investment research services. Each adviser places orders to buy and sell each fund's portfolio securities and Standish manages each fund's business affairs. For the year ended December 31, 1998, each fund paid an advisory fee for these services. The advisers agreed to limit certain funds' total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.

                                            Annual Advisory Fee Rates
                              (as a percentage of the fund's average net assets)

                          Actual advisory fee paid      Contractual advisory fee     Current expense limitation

Fixed Income Asset Fund              0.31%                        0.40%                        0.61%

International Fixed Income Fund
(Service Class)                       N/A                         0.40%                        0.80%

Global Fixed Income
Asset Fund                            N/A                         0.40%                        0.81%

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2662


                 Standish International Management Company, L.P.
                              One Financial Center
                        Boston, Massachusetts 02111-2662


                                 13   Standish Group of Fixed Income Asset Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Who may purchase fund shares Only account administrators for omnibus accounts may purchase the funds' shares. Individuals may not purchase shares directly from the funds.

o If you are an individual investing assets in a retirement plan sponsored by your employer, contact your employer to find out how to purchase fund shares.

o If you are an individual investing assets in a self-administered retirement plan, contact your account administrator to find out how to purchase fund shares.

Minimum initial investment for each fund is $100,000 per omnibus account. This minimum does not apply to investments by individual participants in an omnibus account. Also, this minimum does not apply to omnibus accounts that use Standish or one its affiliates as their investment adviser.


All orders to purchase shares received and accepted by the distributor or certain account administrators before the close of regular trading on the New York Stock Exchange will be executed at that day's share price if payment is received by the funds' custodian by a specified time on the next business day. Orders accepted after that time will be executed at the next business day's price. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.


Account administrators should:

o Open an account with the funds by sending to the distributor a completed original account application.

o Transmit electronically or by telephone to the distributor the name of the fund, the dollar amount of shares to be purchased and the applicable account number.

o Wire the purchase price in immediately available funds not later than a specified time on the next business day.

                          The distributor's address is:

                        Standish Fund Distributors, L.P.
                                  P.O. Box 1407
                        Boston, Massachusetts 02205-1407
                               Tel: 1-800-221-4795
                                Fax: 617-350-0042
                              Email: funds@saw.com


Standish Group of Fixed Income Asset Funds   14

--------------------------------------------------------------------------------

How to exchange shares

Account administrators may exchange shares of a fund (except International Fixed Income Fund) for shares of any other Standish fund, if the registration of both accounts is identical. Account administrators may exchange Service Class shares of International Fixed Income Fund for Service Class shares of any other Standish fund, if the registration of both accounts is identical. Individuals should contact their employers or account administrators to find out how to exchange fund shares. A fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o   Provide both account numbers.

o   Signature guarantees may be required.

By telephone

Account administrators should:

o   If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o   Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares


All orders to redeem shares received by the distributor or its agent before 4:00 p.m. eastern time will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Individuals should contact their employers or account administrators to find out how to redeem fund shares.


By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund the class of shares (if applicable) and number of shares or dollar amount to be sold.

o   Provide the account number.

o   Signature guarantees may be required (see page 16).

By telephone

Account administrators should:

o   If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.


                                 15   Standish Group of Fixed Income Asset Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an omnibus account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may notify the account administrator that omnibus account participants should increase the size of the account to $50,000 within 30 days. If the omnibus account does not increase to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the administrator.

In-kind purchases and redemptions. Securities held in an omnibus account may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o   members of the STAMP program or the Exchange's Medallion Signature Program

o   a broker or securities dealer

o   a federal savings, cooperative or other type of bank

o   a savings and loan or other thrift institution

o   a credit union

o   a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund or class, if more than one class is offered. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. International Fixed Income Fund calculates the NAV of each class of shares separately. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations.

Foreign markets may be open on days when the U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income quarterly. The funds declare and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Substantially all of a fund's distributions will be from net investment income.

Year 2000 issue


The funds' securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian and transfer agent were unable to recognize dates after 1999. The costs of addressing the Year 2000 issue may also adversely effect the issues of individual securities held by the funds.The adviser and other service providers have told the funds that they are taking action to prevent, and do not expect the funds to suffer from, material year 2000 problems.



Standish Group of Fixed Income Asset Funds   16

Fund Details
--------------------------------------------------------------------------------

Taxes
--------------------------------------------------------------------------------
                                                       Federal Tax Status
     Transactions                                (for taxable investors only)

Sales or exchanges of shares.                Usually capital gain or loss. Tax
                                             rate depends on how long shares are
                                             held.

Distributions of long term capital gain.     Taxable as long-term capital gain.

Distributions of short term capital gain.    Taxable as ordinary income.

Dividends from net investment income.        Taxable as ordinary income.
--------------------------------------------------------------------------------

Every January, the funds provide information to certain account administrators about the funds' dividends and distributions, which are taxable even if reinvested, and about the accounts' redemptions during the previous calendar year. Any account administrator who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Taxable investors should generally avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, an investor may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Investors should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Fixed Income Asset and Global Fixed Income Asset Funds are "feeder" funds that invest exclusively in a corresponding "master" portfolios with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean each feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The funds' service providers

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP


                                 17   Standish Group of Fixed Income Asset Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables for Fixed Income Asset Fund are intended to help shareholders understand the fund's financial performance for the past five years, or less if the fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request). Global Fixed Income Asset Fund has not commenced operations as of March 31, 1999 and no financial highlights are available. Service Class shares of International Fixed Income Fund were first offered to the public on March 31, 1999 and no financial highlights are available.

Fixed Income Asset Fund

For the period June 1, 1998 (commencement of operations)              1998
to December 31:(1)                                                 (unaudited)

Net asset value--beginning of period                                 $20.00
                                                                     ------
Income from investment operations
  Net investment income(1)                                            $0.75
  Net realized and unrealized gain (loss)                             (0.49)
                                                                     ------
  Total from investment operations                                   ($0.26)

Less distributions declared to shareholders
  From net investment income                                             --
  In excess of net investment income                                     --
  From net realized gain on investments                                  --
   Tax return of capital                                                 --

 Total distributions declared to shareholders                            --

  Net asset value--end of period                                     $20.26
                                                                     ======
Total return(2)                                                        1.30%
Ratios (to average daily net assets)/Supplemental data
  Net assets at end of period (000 omitted)                             $14
  Expenses(3)                                                          0.59%
  Net investment income(3)                                             6.30%
  Portfolio turnover

  -----------------------------------

1   Calculated based on average shares outstanding.

2 The Fund's performance benchmark is the Lehman Brothers Aggregate Index. See "Calculations of Performance Data" for a description of the index. The average annual total return of this index for each year since the Fund's inception was as follows (this total return information is not audited).

3   Computed on an annualized basis.

                                                                       1998
Total Return:
   Lehman Brothers Aggregate Index                                     8.67%


Standish Group of Fixed Income Asset Funds   18

--------------------------------------------------------------------------------


                                 19   Standish Group of Fixed Income Asset Funds

For More Information
--------------------------------------------------------------------------------

Standish, Ayer & Wood, Inc. is an independent investment counseling firm that has been managing assets for institutional investors and high net worth individuals, as well as mutual funds, for more than 65 years. Standish offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish group of fixed income asset funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the funds by contacting the funds at:

Standish Funds
P.O. Box 1407
Boston, MA 02205-1407

Telephone: 1-800-SAW-0066

Email:
funds@saw.com

Internet:
http://www.standishfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

o For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009 Telephone: 1-800-SEC-0330

o   Free from the Commission's Internet website at http://www.sec.gov

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   (800) SAW-0066

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          99-014


Standish Group of Fixed Income Asset Funds   20

March 31, 1999


                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

                   Standish Group of Fixed Income Asset Funds
                        Standish Fixed Income Asset Fund
                     Standish Global Fixed Income Asset Fund
             Standish International Fixed Income Fund Service Class

      This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated January 29, 1999, as amended and/or supplemented from time to time, of Standish Fixed Income Asset Fund (Fixed Income Asset
Fund), Standish Global Fixed Income Asset Fund (Global Fixed Income Asset Fund) and Standish International Fixed Income Fund (International Fixed Income Fund) Service Class, each a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust).

      The SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 1998 annual reports to shareholders are incorporated by reference into this SAI.

                 -----------------------------------------------

                                    Contents

Investment Objectives and Policies.............................................3
Investment Restrictions.......................................................28
Calculation of Performance Data...............................................32
Management....................................................................34
Purchase and Redemption of Shares.............................................41
Portfolio Transactions........................................................41
Determination of Net Asset Value..............................................42
The Funds and Their Shares....................................................43
The Portfolios and Their Investors............................................45
Taxation......................................................................45
Additional Information........................................................50
Experts and Financial Statements..............................................50

                              INVESTMENT OBJECTIVES
                                  AND POLICIES

      The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

      Master/Feeder Structure. Fixed Income Asset Fund invests all of its investible assets in Standish Fixed Income Portfolio ("Fixed Income Portfolio"). Global Fixed Income Asset Fund invests all of its investible assets in Standish Global Fixed Income Portfolio ("Global Fixed Income Portfolio"). These two funds are sometimes referred to in this SAI as the feeder funds. Each Portfolio is a series of Standish, Ayer and Wood Master Portfolio ("Portfolio Trust"), an open-end management investment company. Each Portfolio, together with International Fixed Income Fund, are sometimes referred to collectively under this "Investment Objectives and Policies" section as the "funds".

      In addition to these feeder funds, other feeder funds may invest in these Portfolios, and information about the other feeder funds is available from Standish, Ayer and Wood, Inc. ("Standish"). The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

      If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

      Adviser. Standish is the investment adviser to Fixed Income Portfolio. Standish International Management Company, L.P. ("SIMCO") is the investment adviser to Global Fixed Income Portfolio and to International Fixed Income Fund. Both Standish and SIMCO are sometimes referred to collectively in this SAI as the "adviser." Each Portfolio has the same investment objective and restrictions as its corresponding fund. Because the feeder funds invest all of their investable assets in their corresponding Portfolios, the description of each fund's investment policies, techniques, specific investments and related risks that follows also applies to the corresponding Portfolio.

      Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

      Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff & Phelps, Inc. ("Duff") or FitchIBCA, Inc.("FitchIBCA") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch).

      Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff, Fitch or IBCA are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff, Fitch or IBCA, or, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent a fund invests in medium grade or non-investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

      If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by a fund is downgraded below the minimum rating required for the particular fund, the adviser will determine whether to retain that security in the fund's portfolio.

      Maturity and Duration. Each fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less. However, each fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

      Securities. The funds invest primarily in all types of fixed income securities. In addition, each fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). Each fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to each fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

Fixed Income Asset Fund

      Additional Investment Information. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign companies and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Portfolio may also engage in short sales.

      Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard & Poor's, Duff, Fitch or IBCA, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or FitchIBCA.

      Maturity. Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

Global Fixed Income Asset Fund

      Additional Investment Information. Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in countries around the world, including the United States. The portfolio may also lend portfolio securities and engage in short sales.

      Country Selection. Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be in the United States. The Portfolio intends, however, to invest in no fewer then eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in below investment grade securities or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to Standard & Poor's, Duff, FitchIBCA.

International Fixed Income Fund

      Additional Investment Information. Under normal market conditions, the Fund invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in foreign countries.

      Country Selection. Under normal market conditions, the Fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The Fund invests primarily in investment grade fixed income securities. The Fund may, however, invest up to 10% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff or Fitch, or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar-weighted credit quality of the Fund's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or FitchIBCA.

Description of Securities and Related Risks

General Risks of Investing

      Each fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The Portfolios and International Fixed Income Fund are also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Specific Risks

      The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

      Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

      Investing in Emerging Markets. Although each fund invests primarily in securities of established issuers based in developed foreign countries, each may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Each fund may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro. These funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in securities of issuers in emerging markets involves exposure to significantly higher risk than investing in foreign countries with developed markets and may be considered speculative. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect a fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, a fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries. Neither fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, a fund may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"). Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and

Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

      Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund's assets quoted in those currencies. No more than 10% of Fixed Income Portfolio's total assets will be invested in foreign securities not subject to hedging transactions back into U.S. dollars. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. Each fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. Each fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

      Economic and Monetary Union (EMU). EMU occurred on January 1, 1999, when 11 European countries adopted a single currency - the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions remain in the hands of each participating country, but are now subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

      EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolios.

      Sovereign Debt Obligations. Each fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. Each fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. Each fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Eurodollar and Yankee Dollar Investments. Each fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each of the funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Mortgage-Backed Securities. Each fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a fund's exposure to rising interest rates and prevent a fund from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The funds do not intend to purchase residual interests in REMICs.

      Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of each fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

      Asset-Backed Securities. Each fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Convertible Securities. Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Below Investment Grade Fixed Income Securities. International Fixed Income Fund, Fixed Income Portfolio and Global Fixed Income Portfolio may invest up to 10%, 15% and 15%, respectively, of their total assets in non-investment grade securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds", may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

      The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds' fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the funds' ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

      Federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Non-investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in each fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      For the fiscal year ended December 31, 1998, each fund's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

                      Fixed Income Portfolio

                      Investments                           Percentage
                      -----------                           ----------
                      U.S. Governmental
                         securities                            22.2
                      U.S. Government Agency
                         securities                            15.82
                      Corporate Bonds:
                         Aaa or AAA                            13.7
                         Aa or AA                               5.95
                         A                                      8.02
                         Baa or BBB                            20.69
                         Ba or BB                               8.84
                         B                                      4.39
                         Below B                                 .37
                                                              ------
                                                                 100%
                                                              ======

                      Global Fixed Income Portfolio

                      Investments                           Percentage
                      -----------                           ----------
                      U.S. Governmental
                         securities                             8.85
                      U.S. Government Agency
                         securities                             8.12
                      Corporate Bonds:
                         Aaa or AAA                            38.12
                         Aa or AA                              11.4
                         A                                      8.94
                         Baa or BBB                            12.85
                         Ba or BB                               5.04
                         B                                      6.37
                         Below B                                 .30
                                                              ------
                                                                 100%
                                                              ======

                      International Fixed Income Fund

                      Investments                           Percentage
                      -----------                           ----------
                      U.S. Governmental
                         securities                             2.81
                      U.S. Government Agency
                         securities                             1.51
                      Corporate Bonds:
                         Aaa or AAA                            52.22
                         Aa or AA                              19.23
                         A                                      8.30
                         Baa or BBB                             7.61
                         Ba or BB                               4.00
                         B                                      4.17
                         Below B                                 .14
                                                              ------
                                                                 100%
                                                              ======

      Warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

      Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. A fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Real Estate Investment Trusts. Each fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

      Inverse Floating Rate Securities. Each fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. Each fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. Each fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the funds' limitations on investments in illiquid securities. Global Fixed Income Portfolio and International Fixed Income Fund have no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of each fund's net assets will be at risk as a result of such investments.

      Tax-Exempt Securities. Each fund is managed without regard to potential tax consequences. If the adviser believes that tax-exempt securities will provide competitive returns, Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities. The fund's distributions of interest earned from these investments will be taxable.

Investment Techniques and Related Risks

      Strategic Transactions. Each fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-income securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the funds may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing its investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the funds' portfolios resulting from general market, interest rate or currency exchange rate fluctuations, to seek to protect the funds' unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. The funds will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to 3% of net assets at any one time. To the extent necessary, each fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that short-term interest rates as indicated in the forward yield curve are too high, a fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of a fund to utilize these Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to allow the applicable fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

      If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      A fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

      General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

      The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      A fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of a fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. Each fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the adviser.

      Each fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The funds expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. Each fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3% of net assets.

      A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of a fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Portfolio Trust and the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

      Risks of Strategic Transactions Outside the United States. The funds may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      "When-Issued", "Delayed Delivery" and "Forward Commitment" Securities. Fixed Income Portfolio, Global Fixed Income Portfolio and International Fixed Income Fund may invest up to 15%, 25% and 25%, respectively, of their net assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although a fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each fund may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless a fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's commitment.

      Securities purchased on a "when-issued", "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued", "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

      Repurchase Agreements. Fixed Income Portfolio, Global Fixed Income Portfolio and International Fixed Income Fund may each invest up to 5%, 25% and 25%, respectively, of its net assets in repurchase agreements.

      A repurchase agreement is an agreement under which a fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by a fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust or the Portfolio Trust, as the case may be.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

      Forward Roll Transactions. To seek to enhance current income, Global Fixed Income Portfolio, Fixed Income Portfolio and International Fixed Income Fund may each invest up to 5%, 10%, and 10%, respectively, of its net assets in forward roll transactions involving mortgage- backed securities. In a forward roll transaction, a fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that a fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a fund, the net asset value of the fund would fall faster than would otherwise be the case.

      Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of each funds net assets.

      Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the advisers the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      Each of the funds may invest in commercial paper rated P-1 by Moody's or A-1 by Standard & Poors or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

      Temporary Defensive Investments. Each fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. Each fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

      Portfolio Turnover. It is not the policy of any of the funds to purchase or sell securities for trading purposes. However, each fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to a fund's shareholders as ordinary income.

      Portfolio Diversification and Concentration. International Fixed Income Fund and Global Fixed Income Portfolio are non-diversified which means that they may, with respect to up to 50% of their total assets, invest more than 5% of their total assets in the securities of a single issuer. Investing a significant amount of a fund's assets in the securities of a small number of foreign issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. The Fixed Income Portfolio is diversified which means that, with respect to 75% of its total assets (i) no more than 5% of its total assets may be invested in the securities of a single issuer and (ii) it will purchase no more than 10% of the outstanding voting securities of a single issuer. None of the funds will concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio.

Standish Fixed Income Asset Fund and Standish Fixed Income Portfolio

      As a matter of fundamental policy, the Portfolio (Fund) may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio (fund) may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

6.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in illiquid securities.

d. Invest more than 5% of its net assets in repurchase agreements (this restriction is fundamental with respect to the fund, but not the Portfolio).

e. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets. (This policy is fundamental with respect to the fund but not the Portfolio.)

Standish International Fixed Income Fund.

      As a matter of fundamental policy, the International Fixed Income Fund may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Standish Global Fixed Income Asset Fund and Standish Global Fixed Income Portfolio.

      As a matter of fundamental policy, the Portfolio (fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (fund) may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio (fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 25% of its net assets in repurchase agreements (this restriction is fundamental with respect to the Fund but not the Portfolio).

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund but not the Portfolio).

                                     ******

      Notwithstanding any fundamental or non-fundamental policy, Fixed Income Asset Fund and Global Fixed Income Asset Fund may invest all of their assets (other than assets which are not "investment securities" (as defined in the 1940
Act) or are excepted by the SEC) in an open end management investment company with substantially the same investment objective as the respective fund.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's or a fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

      As indicated in the Prospectus, each fund may, from time to time, advertise certain total return and yield information. The average annual total return of a fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)^n=ERV.

      The funds' yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

Yield = 2[(A - B + 1)^6 - 1]
           -----
             CD

      Where:

      A=interest earned during the period; B=net expenses accrued for the period; C=the average daily number of shares outstanding during the period that were entitled to receive dividends; D=the maximum offering price per share (net asset value) on the last day of the period.

      The funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period.

      In addition, each fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or
(ii) not to amortize the discount or premium remaining on a security.

      The funds' average annual total return for the one-, five- and ten-year (or life-of-fund, if shorter) periods ended December 31, 1998 and average annualized yield for the 30-day period ended December 31, 1998 were as follows:

                                       Average Annual Total Return

Fund                                 1-Year          5-Year          10-Year       Life of Fund     Yield
----                                 ------          ------          -------       ------------     -----
Fixed Income Asset Fund(1)            4.33%(4)        6.12%(4)         9.06%(4)        8.43%         7.14%
Global Fixed Income Asset Fund(2)     6.71%(4)        7.92%(4)          N/A            7.92%(4)      5.65%
International Fixed Income Fund(3)    8.46%(4)        8.23%(4)          N/A           10.29%(4)      4.40%

---------------------------

(1)   Fixed Income Asset Fund commenced operations on June 1, 1998.

(2)   Global Fixed Asset Income Fund has not yet commenced operations.

(3) International Fixed Income Fund Service Class has not yet commenced operations.

(4) Because the Global Fixed Income Asset Fund and International Fixed Income Fund have not yet commenced operations, and Fixed Income Asset Fund has not been in operation for a full year, the average annual total return quotations for the one, five, ten year and life-of-fund (for Global Fixed Income Asset Fund and International Fixed Income Fund Service Class only) periods include the performance record of their corresponding non-asset funds (or Institutional Class in the case of International Fixed Income
      Fund) adjusted to reflect the imposition of service fees at the rate of 0.25% of average daily net assets. The adjustment is made by reducing the corresponding Fixed Income Fund's, Global Fixed Income Fund's or International Fixed Income Fund Service Class's performance record for rolling one month periods by .020833% (the fraction of the .25% service fee paid monthly) and then aggregating those performance results for the appropriate one, five, ten or life of fund period.

      These performance quotations should not be considered as representative of any fund's performance for any specified period in the future.

      In addition to average annual return quotations, the funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Fixed Income Asset Fund
Quarter/Year                 Net            Gross
--------------------------------------------------------

3Q98                         1.69           1.84
4Q98                        (1.07)         (0.93)
1998

      These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. In particular, Fixed Income Asset Fund and Fixed Income Portfolio may compare their performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. International Fixed Income Fund may compare its performance to the J. P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign markets, and the Lehman Brothers Aggregate Index as described above. The Global Fixed Income Asset Fund and the Global Fixed Income Portfolio may compare their performance to the J. P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.

Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

      The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis, Hanlon, Stuer and Martin, and Mdmes. Banfield, Herrmann, Broccoli, Walcott-Abramson and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc.

  Name, Address and Date of Birth     Position Held With Trust    Principal Occupation During Past 5
                                                                                Years
-----------------------------------  --------------------------  ------------------------------------
*D. Barr Clayson, 7/29/35                     Trustee            Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                      Standish, Ayer & Wood, Inc.;
One Financial Center                                               Chairman and Director, Standish
Boston, MA  02111                                                 International Management Company,
                                                                    L.P.; Director, CareGroup Inc.

  Name, Address and Date of Birth     Position Held With Trust    Principal Occupation During Past 5
                                                                                Years
-----------------------------------  --------------------------  ------------------------------------
Samuel C. Fleming, 9/30/40                    Trustee                   Chairman of the Board
c/o Decision Resources, Inc.                                         and Chief Executive Officer,
1100 Winter Street                                                    Decision Resources, Inc.;
Waltham, MA  02154                                               Trustee, Cornell University; Director,
                                                                            CareGroup Inc.

Benjamin M. Friedman, 8/5/44                  Trustee                   William Joseph Maier,
c/o Harvard University                                             Professor of Political Economy,
Cambridge, MA  02138                                                      Harvard University

John H. Hewitt, 4/11/35                       Trustee              Trustee, The Peabody Foundation;
P.O. Box 307                                                     Trustee, Visiting Nurse Alliance of
So. Woodstock, VT  05071                                                       Vermont
                                                                 and New Hampshire; Trustee, Mertens
                                                                             House, Inc.

*Edward H. Ladd, 1/3/38                       Trustee                 Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                  Managing Director, Standish, Ayer &
One Financial Center                                                         Wood, Inc.;
Boston, MA  02111                                                 Director of Standish International
                                                                       Management Company, L.P.

Caleb Loring III, 11/14/43                    Trustee              Trustee, Essex Street Associates
c/o Essex Street Associates                                       (family investment trust office);
400 Essex Street                                                  Director, Holyoke Mutual Insurance
Beverly, MA  01915                                                 Company; Director, Carter Family
                                                                  Corporation; Board Member, Gordon-
                                                                 Conwell Theological Seminary; Chairman
                                                                 of the Advisory Board, Salvation Army;
                                                                     Chairman, Vision New England

*Richard S. Wood, 5/21/54              President and Trustee     Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                      Standish, Ayer & Wood, Inc.;
One Financial Center                                             Executive Vice President and Director,
Boston, MA  02111                                                 Standish International Management
                                                                            Company, L.P.

James E. Hollis III, 11/21/48         Executive Vice President   Vice President and Director, Standish,
c/o Standish, Ayer & Wood, Inc.                                           Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Anne P. Herrmann, 1/26/56                Vice President and       Senior Fund Administration Manager,
c/o Standish, Ayer & Wood, Inc.              Secretary                Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                 Vice President and      Vice President of Finance, Standish, Ayer
c/o Standish, Ayer & Wood, Inc.              Treasurer               & Wood, Inc. since October 1996;
One Financial Center                                             formerly Senior Vice President, Treasurer
Boston, MA  02111                                                 and Chief Financial Officer of Liberty
                                                                         Financial Bank Group

  Name, Address and Date of Birth     Position Held With Trust    Principal Occupation During Past 5
                                                                                Years
-----------------------------------  --------------------------  ------------------------------------
Beverly E. Banfield, 7/6/56                Vice President        Vice President, Associate Director and
c/o Standish, Ayer & Wood, Inc.                                  Compliance Officer, Standish, Ayer &
One Financial Center                                                          Wood, Inc.
Boston, MA  02111

Denise B. Kneeland, 8/19/51                Vice President         Vice President and Manager, Mutual
c/o Standish, Ayer & Wood, Inc.                                            Fund Operations,
One Financial Center                                                 Standish, Ayer & Wood, Inc.
Boston, MA  02111                                                 since December 1995; formerly Vice
                                                                 President, Scudder, Stevens and Clark

Tami M. Pester, 10/29/67              Assistant Vice President     Assistant Compliance Manager and
c/o Standish, Ayer & Wood, Inc.                                  Compliance Officer, Standish, Ayer &
One Financial Center                                              Wood, Inc. since 1998; Compliance
Boston, MA 02111                                                 Officer, State Street Global Advisors

Rosalind J. Lillo, 2/6/38             Assistant Vice President       Broker/Dealer Administrator
c/o Standish, Ayer & Wood, Inc.                                   Standish, Ayer & Wood, Inc. since
One Financial Center                                              October 1995; formerly Compliance
Boston, MA 02111                                                 Administrator, New England Securities
                                                                                Corp.

Gigi K. Szekely, 5/8/67               Assistant Vice President       Manager, Mutual Funds Client
c/o Standish, Ayer & Wood, Inc.                                            Communications,
One Financial Center                                                  Standish, Ayer & Wood, Inc.
Boston, MA 02111

* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers.

      Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust, the Portfolio Trust or the advisers during the year ended December 31, 1998, except that certain Trustees and officers who are directors and shareholders of Standish, may from time to time, purchase additional shares of common stock of Standish.

      The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the funds' fiscal years ended December 31, 1998:

                      Aggregate Compensation from the Funds

                                                                  Pension or
                       Fixed                                      Retirement      Total Compensation
                      Income    Global Fixed   International   Benefits Accrued     from Funds and
                       Asset    Income Asset    Fixed Income   as Part of Funds' Portfolio & Other Funds
  Name of Trustee     Fund**       Fund**           Fund           Expenses           in Complex*
-------------------- ---------  ------------- ---------------- ----------------- -----------------------
D. Barr Clayson         $0           $0              $0               $0                  $0
Samuel C. Fleming       $0           $0            $8,923             $0                $57,375
Benjamin M. Friedman    $0           $0            $8,923             $0                $57,375
John H. Hewitt          $0           $0            $9.701             $0                $62,375
Edward H. Ladd          $0           $0              $0               $0                  $0
Caleb Loring, III       $0           $0            $8,923             $0                $57,375
Richard S. Wood         $0           $0              $0               $0                  $0

* As of the date of this SAI there were 22 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1998.

** The fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.

Certain Shareholders

      At January 15, 1999, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of any fund except:

Fixed Income Asset Fund
                                Percentage of
                                Outstanding
Name and Address                Shares
------------------------------------------------------

LaSalle                         100%
LaSalle National Bank Trustee
FBO Various Plans
135 LaSalle Street
Chicago, IL 60603

International Fixed Income Fund
                                    Percentage of
                                    Outstanding
Name and Address                    Shares
------------------------------------------------------

Bost & Co.                          10.6%(i)
P. O. Box 3198
Pittsburgh, PA 15230

Northern Trust as TTE for           7.7%(i)
 Lucent Technologies Master
 Pension Plan
P. O. Box 92956
Chicago, IL 60675

      *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

      (i)Institutional Class

Investment adviser.

      Standish serves as the adviser to Fixed Income Portfolio pursuant to written investment advisory agreements. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment advisers Act of 1940.

      The following, constituting all of the Directors and all of the shareholders of Standish, are Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael
W. Thompson and Richard S. Wood.

      SIMCO serves as investment adviser to Global Fixed Income Portfolio and International Fixed Income Fund pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners who each hold a 0.01% interest in SIMCO, are: Walter M. Cabot, Sr., Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO, a Managing Director and Vice President of Standish and a Trustee and Vice President of the Trust and Portfolio Trust. Ralph S. Tate, Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and Managing Director of Standish and the President and a Trustee of the Trust and Portfolio Trust, is the Executive Vice President and a Director of SIMCO.

      Subject to the supervision and direction of the Trustees of the Trust and Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios and International Fixed Income II, Controlled Maturity and Securitized Funds to use the name "Standish". In addition to those services, the adviser provides the funds (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee based upon a percentage of the applicable fund's or Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                               Contractual Advisory Fee Rate (as a percentage of
Fund                           average daily net assets)
--------------------------------------------------------------------------------
Fixed Income Portfolio         0.40% of the first $250 million
                               0.35% of the next $250 million
                               0.30% of over $500 million

Global Fixed Income Portfolio  0.40%

International Fixed Income     0.40%
Fund

      During the last three fiscal years ended December 31, the funds and the Portfolios paid advisory fees in the following amounts:

Fund                                      1996                1997                1998
----------------------------------------------------------------------------------------------
Fixed Income Asset Fund(1)                N/A                  N/A                 N/A

Fixed Income Portfolio                 5,121,756(2)        $9,043,263(2)       10,702,756

Global Fixed Income Asset Fund(1)         N/A                  N/A                 N/A

Global Fixed Income Portfolio                               $412,216            1,514.971

International Fixed Income Fund        3,234,397            4,012,641           5,359,632

(1) The funds do not pay directly advisory fees. Each fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.

(2)   The Fixed Income Portfolio commenced operations on May 3, 1996..

(3)   The Global Fixed Income Portfolio commenced operations on May 3, 1996. .

      Pursuant to the investment advisory agreements, the International Fixed Income Fund and each Portfolio bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the International Fixed Income Fund and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the International Fixed Income Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the International Fixed Income Fund or the applicable Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the International Fixed Income Fund and the Portfolios, the advisers, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the International Fixed Income Fund and its shareholders, and the Portfolios and their investors, come before those of the adviser and its employees.


Administrator

        Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston Massachusetts 02116, serves as the administrator to the Portfolios and Standish serves as the administrator to the feeder funds pursuant to written administration agreements with the Trust on behalf of these funds. As administrators, IBT and Standish manage the affairs of their respective Portfolios or funds, provide all necessary office space and services of executive personnel for administering the affairs of the funds, and, in the case of Standish, allows the feeder funds to use the name "Standish." For these services, IBT currently receives a fee from the funds based on a percentage of the fund's net assets according to the following formula: 0.0105% of net assets up to the first $1 billion, 0.0034% of net assets for the next $500 million and
0.0017 of net assets in excess of $1.5 billion. IBT also receives an aggregate fee of $12,625 per month from all of the Portfolios in the Portfolio Trust and all of the non-feeder funds in the Trust. This fee is allocated among each Portfolio and non-feeder fund based upon the relative asset sizes of the Portfolios and non-feeder funds. IBT receives an aggregate fee of $2,500 per month from all the feeder funds in the Trust. This fee is allocated among each feeder fund based upon the relative asset sizes. Standish currently does not receive any additional compensation for its services as administrator. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services. Each of the administration agreements can be terminated by either party on not more than sixty days' written notice.


Distributor of the Funds.

      Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a fund, by a vote of the holders of a majority of the fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                                  SERVICE PLAN

      The Trust, with respect to Fixed Income Asset Fund, Global Fixed Income Asset Fund and International Fixed Income Fund Service Class, has adopted a service plan (the "Service Plan"). Each Service Plan provides that a fund may compensate entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own fund shares ("Omnibus Accounts") for providing certain personal, account administration and/or shareholder liaison services to participants in the Omnibus Accounts. Pursuant to the Service Plan, the funds may enter into agreements with Account Administrators which purchase shares of the funds ("Service Agreements"). Under such Service Agreements or otherwise, Account Administrators may perform some or all of the following services: (a) establishing and maintaining Omnibus Accounts with the funds; (b) establishing and maintaining subaccounts and subaccount balances for Omnibus Accounts and their participants ("Participants"); (c) processing orders by Omnibus Accounts and Participants to purchase, redeem and exchange fund shares promptly and in accordance with the effective prospectus relating to such shares; (d) transmitting to each fund (or its agent) on each Business Day (as defined below) a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the Omnibus Accounts; (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders; (f) mailing fund prospectuses, statements of additional information, periodic reports, transaction confirmations and subaccount information to Omnibus Accounts and Participants; (g) answering Omnibus Account and Participant inquiries about the funds, subaccount balances, distribution options and such other administrative services for the Omnibus Account and the Participants as provided for in the service agreements between the Account Administrator and the Omnibus Account; and (h) providing such statistical and other information as may be reasonably requested by the funds or necessary for the funds to comply with applicable federal or state laws.

      As compensation for such services, the funds may pay each Account Administrator a service fee in an amount of up to 0.25% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are attributable to or held in the name of such Account Administrator. Account Administrators may from time to time be required to meet certain other criteria in order to receive service fees.

      In accordance with the terms of the Service Plan, Standish provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plan, they will consider the continued appropriateness and the level of compensation that the Service Plan provides.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to an Account Administrator's receipt of compensation paid by the funds in connection with the investment of fiduciary assets in fund shares. Account Administrators that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in fund shares and receiving service fees.

      The Trust believes that fiduciaries of ERISA plans may properly receive fees under the Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of title 1 of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

      Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

      Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of the plan. Section

3(14) includes, within the definition of "party in interest" with respect to a plan, any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

      In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                        PURCHASE AND REDEMPTION OF SHARES

      Additional information on purchase and redemption of shares is included in the prospectus.

      The Trust must suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 of 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the funds. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds generating the soft dollar credits. The investment advisory fee paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      Because most of the fund's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the funds have not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

      Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of a fund (substantially all of which, in the case of Fixed Income Asset Fund and Global Fixed Income Asset Fund, will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

      The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of Fixed Income Asset Fund and Global Fixed Income Asset Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in a Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the NYSE on the following Business Day.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

      Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. International Fixed Income Fund offers two classes of Shares: Service Class and Institutional Class. Shares of the Institutional Class are offered through another prospectus and SAI. Each share of Fixed Income Fund and Global Fixed Income Fund represents an equal proportionate interest in the respective fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shares of International Fixed Income Fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class specific expenses which apply to only one of the classes or which differ between the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, Fixed Income Asset Fund and Global Fixed Income Asset Fund invest all of their investible assets in other open-end investment companies.

      All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

      Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the associated fund, would nonetheless be voted on by the Trustees of the Trust.

                       THE PORTFOLIOS AND THEIR INVESTORS

      Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a trust which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolios continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

      Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

      Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because Fixed Income Asset Fund and Global Fixed Income Asset Fund invest their assets in Fixed Income Portfolio and Global Fixed Income Portfolio, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, Fixed Income Asset Fund and Global Fixed Asset Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

      Each fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds during October, November or December but paid during the following January. Such distributions will be treated by shareholders under the Code as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

      Each fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the funds qualify as regulated investment companies under the applicable provisions of federal law incorporated in Massachusetts law, they will also not be required to pay any Massachusetts income tax.

      Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund. [SAW: Any net operating loss carryforwards as of 12/31/98.]

      If a fund or portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if a fund elects to include market discount in income currently), the fund or the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a fund or Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

      Limitations imposed by the Code on regulated investment companies like the funds may restrict the International Fixed Income Fund or a Portfolio's ability to enter into futures, options or currency forward transactions.

      Certain options, futures or currency forward transactions undertaken by the International Fixed Income Fund or a Portfolio may cause the International Fixed Income Fund or Portfolio to recognize gains or losses from marking to market even though the fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a fund or realized by a Portfolio and allocable to the corresponding fund. Additionally, a fund or Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the funds' taxable income or gain. Certain of the applicable tax rules may be modified if a fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The Federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund or Portfolio will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each fund and Portfolio does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the funds may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by a fund or Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to a fund's or Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for its taxable year.

      In some countries, restrictions on repatriation may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries, which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The funds or Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the funds would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets (in the case of a fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. Because the investments of Fixed Income Portfolio are such that Fixed Income Fund expects that it will not meet this 50% requirement, shareholders of Fixed Income Fund generally will not directly take into account the foreign taxes, if any, paid by Fixed Income Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts Fixed Income Fund would otherwise have available to distribute.

      International Fixed Income Fund and, taking into account its share of the investments of the corresponding Portfolio, Global Fixed Income Fund may meet the 50% threshold referred to in the previous paragraph for a year and, if one does, it may file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of qualified foreign taxes paid by the fund or paid by the Portfolio and allocated to the fund even though not actually received by them and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      If a fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund or the Portfolio and
(ii) the portion of fund dividends which represents income from each foreign country.

      If a Portfolio or fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), a fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund and the Portfolios may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by the fund or a Portfolio that are at risk of or in default presents special tax issues for the applicable fund. Tax rules are not entirely clear about issues such as when the fund or Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund or Portfolio, in the event that it holds such obligations, in order to reduce the risk of the corresponding fund, or any other RIC investing in the Portfolio, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.

      Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income) or long-term capital gain (if they are from the fund's net capital gain and are designated by the fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      A fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent a fund earned dividend income (or, in the case of a Standish Feeder Fund, was allocated dividend income of the applicable Portfolio) from stock investments in U.S. domestic corporations. The funds and the Portfolios are permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of a fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio (or share of the Portfolio's portfolio in the case of Standish Feeder Funds). Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of any Standish Feeder Fund's indirect ownership (through the corresponding Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

      For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

      Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities must provide certain certifications on IRS Form W-8, W-8BEN or other withholding certificate.

      Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, W-8BEN or other withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

      The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

      Each fund's financial statements contained in the 1998 Annual Reports of the funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into this SAI. The Portfolios' financial statements contained in Fixed Income Asset Fund's and Global Fixed Income Asset Fund's 1998 Annual Report have been audited by PricewaterhouseCoopers, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, an affiliate of PricewaterhouseCoopers L.L.P.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies, high per capita incomes

      -     Low fiscal deficits and government debt, low inflation

      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      -     tightly integrated into global trade and financial system

      -     Differ from AAAs only to a small degree because:

      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

      -     More variable fiscal deficits, government debt and inflation

      -     Moderate to high external debt.

      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      - Established trend of integration into global trade and financial system

      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but

      -     Usually rapid growth in output and per capita incomes

      - Manageable through variable fiscal deficits, government debt and inflation

      -     Usually low but variable debt

      - Integration into global trade and financial system growing but untested

      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences

      -     Variable to high fiscal deficits, government debt and inflation

      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested

      - Economies less prosperous and often more vulnerable to adverse external influences

      -     Variable to high fiscal deficits, government debt and inflation

      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested

      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences

      -     Variable to high fiscal deficits, government debt and inflation

      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, a fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where a fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where a fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                          DESCRIPTION OF DUFF & PHELPS
                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBCA LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.